As filed with the Securities and Exchange Commission on November 20, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

ANNUAL REPORT: 09/30/20

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Beginning March 31, 2021, we will be saving more trees by offering our quarterly reports electronically rather than printed and delivered via U.S. mail. Turn the page for more information and how to best receive The Patient Investor.

Slow and steady wins the race.

IMPORTANT INFORMATION ON HOW TO RECEIVE YOUR SHAREHOLDER REPORTS IN THE FUTURE

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Funds will no longer send paper copies of shareholder reports by mail, unless you specifically request paper copies from the Funds or from your financial intermediary, such as your broker-dealer or bank. The reports will be available on our website at arielinvestments.com/prospectus-and-reports and may also be available on the website hosted by your financial intermediary. You will receive a notification in the mail each time a report is posted, which will include a website address to access the report.

You may choose to receive all future reports in paper free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may choose to receive shareholder reports and other communications electronically from the Fund or your financial intermediary. Our direct shareholders simply need to follow three easy steps described on our website at arielinvestments.com/e-delivery.

Alternatively, you can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your financial intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

Average annual total returns as of 09/30/20

	3Q20	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	4.56%	-16.37%	-9.03%	-0.98%	5.36%	8.43%	10.19%

Russell 2500TM Value Index	3.54	-18.39	-12.62	-2.69	4.65	8.01	10.02

Russell 2500TM Index	5.88	-5.82	2.22	4.45	8.97	10.81	10.28

S&P 500® Index	8.93	5.57	15.15	12.28	14.15	13.74	10.49

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 09/30/20

	3Q20	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	5.67%	-13.12%	-5.93%	-0.33%	4.82%	8.31%	9.62%

Russell Midcap® Value Index	6.40	-12.84	-7.30	0.82	6.38	9.71	10.47

Russell Midcap® Index	7.46	-2.35	4.55	7.13	10.13	11.76	10.92

S&P 500® Index	8.93	5.57	15.15	12.28	14.15	13.74	9.91

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM    3

DEAR FELLOW SHAREHOLDER:

The stock market managed to rack up another quarter of solid gains following the dramatic, pandemic-induced first quarter decline. Our small/mid and mid-sized company portfolios continued to recover—posting strong absolute returns across the board. On a relative basis, our flagship Ariel Fund trounced its primary benchmark for the three months ending September 30, 2020, while Ariel Appreciation Fund lagged.

True to style—where value often clusters—common themes contributed and detracted from our returns during the quarter. In both funds, our Financial and Healthcare issues drove gains while our Consumer Discretionary holdings were weak on a relative basis.

LARGE AND IN CHARGE

That sucking sound you hear comes from the largest publicly traded companies in the world, vacuuming up piles of cash from captive consumers. In many ways, a perfect storm has also given rise to a perfect port—with ever growing mega cap companies providing the essential goods and services people need to stay connected, entertained and stocked with essentials during the pandemic. As a result, The Wall Street Journal notes, “The stock market is more top-heavy than it has been in decades…masking the underlying weakness of the broader market where other indices like the Russell 2000, which tracks small cap stocks, are still in the red for the year.”1 As Mark Twain once said, “history doesn’t repeat itself but it often rhymes.” To that point, this period is reminiscent of the 1970’s when the market’s performance was narrowly propelled by unbridled enthusiasm for 50 large cap stocks that became known as the “Nifty 50.” Once it became clear company fundamentals were completely disconnected from valuations, the bottom fell out.

These days, the market’s leadership is even more concentrated. Instead of 50, there are six. There is no question the FAANG stocks—Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX), and Google

parent, Alphabet (GOOGL), along with Microsoft (MSFT) are benefitting from earnings growth supercharged by a health crisis that keeps us mostly at home, glued to our phones and computers. These companies, which are indeed serving an important purpose in our daily lives, are also being bid up beyond recognition. For example, Apple sports a $2 trillion market cap— $1 trillion of which was clocked in just 21 weeks this past summer, which is truly astounding when one considers it took 31 years for the company to cross the $100 billion mark. There was even a point when Apple’s market cap exceeded that of the combined value of all of the companies in the Russell 2000 Index.2

Beyond very real demand, barely-there interest rates are also acting as a powerful accelerant for the “growthiest” of growth stocks. The FAANGs plus Microsoft are selling for an average 68 times next year’s earnings, with Amazon sporting the highest multiple at 123 times. With such anemic interest rates, nosebleed price/earnings multiples appear reasonable because the value of a dollar made in the future is more or less equivalent to the value of a dollar made today—an outcome that runs completely counter to the old adage, “A bird in hand is worth two in the bush.”

As a direct result of this large company dominance, longstanding performance patterns have been turned upside down when viewed through the lens of history. For the ten years ending September 30, 2020, the S&P 500 has averaged +13.74% annually compared to +9.85% for the Russell 2000 Index and +7.09% for the Russell 2000 Value Index. And yet, according to Ibbotson’s 2020 SBBI Yearbook, from 1926-2019, small companies have returned +16.26% annually versus a +12.09% for large cap stocks over the same period. Not to mention, faster growing small cap stocks usually trade at higher multiples than big companies that are deemed safer but whose large size encumbers growth. But these days, we are witnessing one of the widest valuation gaps ever with the S&P 500 selling for nearly 24 times forward earnings compared to almost 17 times for the Russell 2000 Index and just 13 times for the Russell 2000 Value Index.

[1]	Vigna, Paul. “Tech’s Takeover of Indexes Reaches New Heights.” The Wall Street Journal. August 10, 2020.
[2]	Wigglesworth, Robin. “Apple’s Value Vaults Over Entire US Index of Small-Cap Stocks.” Financial Times. September 6, 2020.

4	SLOW AND STEADY WINS THE RACE

THE COMEBACK KIDS

We are regularly asked to justify value’s existence since growth has been in vogue since 2006. And yet, we are rarely, if ever, queried about the fact that large companies have been lapping their small cap brethren for most of the past decade. Given the overwhelming fascination with the mega stocks and large cap indexing as well, smaller companies have been orphaned. As Wall Street, institutional investors and the media run out of patience, these “ugly ducklings” with their dwindling coverage continue to fall further out of the mainstream. In so doing, they also become cheaper and even more inefficiently priced. From our value investing vantage point, this crescendoing combination of negative forces—lagging returns, diverging multiples and diminishing followers—is creating a ripe environment for small- and mid-sized companies to truly shine.

“From our value investing vantage point, this crescendoing combination of negative forces—lagging returns, diverging multiples and diminishing followers—is creating a ripe environment for small- and mid-sized companies to truly shine.”

In March, as the market was in free-fall, the consensus view was that small companies could not survive the economic shock brought on by Covid. During the worst of the collapse, we gutted our earnings estimates and re-valued every company in our portfolio. While some of our companies would have challenged earnings for a year or two, we concluded they would be fine in the long run without permanent damage from either financial distress or enduring demand destruction. Thus, as the market overreacted, we actively accumulated more of our most beaten down shares. We also added a record number of new names—eight in our small cap portfolios alone. We had been monitoring some of these issuers for over a decade—waiting for the market to create the right buying opportunity. Once survival was no longer in question, many of these same stock prices have rebounded from their lowest lows in recent months—yet are still selling well below our estimates of their intrinsic worth.

Looking ahead, in addition to the basic mean reversion likely to drive a small cap renaissance, other compelling factors move the odds in favor of the little guys. For one, in a recovery, smaller companies tend to be “more levered to economic growth than large-cap stocks.”3 Not to mention, in a post-vaccine world, pent up demand could easily drive up inflation and therefore, interest rates. Higher rates, while normally not beneficial to stocks, would benefit value shares over their growth stock counterparts whose prices have been propelled by the near zero rate environment. None of this is to suggest that today’s mega cap darlings are at risk of obsolescence. We would only posit that without the pandemic’s massive growth contribution, their upward trajectory is not likely to be as steep and fast as the recent past. Yes, their earnings will still grow but we would expect to see some compression in the earnings multiples the market is willing to pay given a lower growth trajectory. Meanwhile, we believe smaller companies are well positioned to sling shot out of this pandemic.

PORTFOLIO COMINGS AND GOINGS

In Ariel Fund, we initiated a position in niche banking services provider, BOK Financial Corporation (BOKF) during the quarter. BOKF provides commercial and consumer banking, investment and trust services, mortgage origination and servicing. We took advantage of weakness in share price following the company’s disclosure of a larger than expected loan loss provision driven by negative credit migration in the energy loan book. We believe BOKF’s balanced business model between banking (60% of revenues) and fee service businesses (40% of revenues) allows the company to serve more of their clients’ needs

[3]	Weil, Dan. “Why Small-Cap Stocks Trumped Large Caps in a Recovering Economy.” Institutional Investor. March 31, 2014.

ARIELINVESTMENTS.COM 5

while reducing volatility in financial results. In our view, the low rate environment will prove to be less important for BOKF than the positive impact of its diversified business model, underwriting disciplines and the experienced management team led by Chairman and majority owner George Kaiser.

In Ariel Appreciation Fund, we initiated a position in the world’s leading provider of thermal cameras, FLIR Systems, Inc. (FLIR). FLIR’s competitive advantages in industrial and defense thermal imaging technology provide an attractive long-term financial profile. The company’s scale combined with a vertically integrated cost structure with a research and development focus, allows it to price products competitively, earn operating margins above peers and consistently reinvest in innovation. Investor concerns around an industrial recession and defense budget cut fears driven by the pandemic provided us with an entry point to own this niche industry leader, with attractive long-term growth and margin prospects.

Meanwhile, we did not eliminate any positions in either fund during the period.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. We also want to thank everyone at Ariel for making adjustments that allow us to continue operating at the highest level to serve you while staying safe.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

6	SLOW AND STEADY WINS THE RACE

Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

This fiscal year has been filled with its fair share of surprises. A pandemic, the shutdown of a global economy, a subsequent collapse in equity markets, the deepest recession since the 1930’s, social unrest, political dysfunction and environmental catastrophes. In response, policymakers and central banks in the world’s largest economies delivered record levels of fiscal stimulus and monetary relief packages propelling a monumental recovery. However, the market’s rally has since slowed. A resurgence in coronavirus cases across the U.S., Europe and developing countries, as well as indecision in Washington around further fiscal relief has driven volatility. High unemployment, income losses, weaker consumption and U.S. election uncertainty have also blurred the path ahead. Yet, it’s important to be mindful that equities continue to receive meaningful support from record levels of stimulus, sustained ultra-low interest rates and the Federal Reserve’s decision to target average inflationary growth. While we expect volatility to remain elevated through the new year, we believe the U.S. economy will continue its recovery as restrictions ease and we begin to see further positive progress on a vaccine. Amidst this backdrop, Ariel Fund returned -9.03% during the twelve month period, outperforming the similarly positioned Russell 2500 Value Index’s loss of -12.62%, but trailing the Russell 2500 Index’s gain of +2.22% .

Alternative asset manager, KKR & Co. Inc. (KKR) was the top contributor to performance over the trailing twelve months. KKR possesses the size and organizational structure to benefit not only from the continued high level of institutional interest in alternative assets, but also from attractive corporate valuations in certain industries and geographies in the midst of historically low interest rates. KKR retains an extensive track record of strong performance across all types of economic and financial conditions and, in our view, should continue generating alpha for its clients post the Covid crisis. Additionally, the company has a record of uncalled commitments and stands ready to take advantage of attractive valuations as it shops for future years of returns.

Bar code manufacturer, Zebra Technologies Corporation (ZBRA) was another strong performer in the period. Although global supply chain disruptions and weaker demand in China resulted in the company pulling its full year guidance, ZBRA has been delivering revenue and earnings above Wall Street expectations throughout the pandemic. Meanwhile ZBRA is entering the new fiscal year with a solid backlog, driven by orders from larger customers, which include the

United States Postal Service. Looking ahead, we believe the company’s diversified end-markets, strong financial position and solid balance sheet will enable ZBRA to continue to weather pandemic related weakness in the enterprise spending environment.

By comparison, television broadcaster and magazine advertiser, Meredith Corporation (MDP) underperformed, as Covid added to the existing challenge of generating cost synergies from the TIME acquisition. The stock was also impacted by being removed from a high dividend yield index. While we acknowledge the challenging fundamentals in its business, local news viewership is up tremendously in the midst of the pandemic and we believe MDP’s profitable local television stations provide a margin of safety1 at today’s valuation level.

Producer and supplier of sand, U.S. Silica Holdings, Inc. (SLCA) also weighed on returns over the trailing one year period. Weakened demand across the energy patch, including markets in West Texas drove an oversupply of sand resulting in pricing pressure and margin degradation. While a key component of our investment thesis in SLCA continues to be driven by its Industrial segment, we underestimated the impact that weakness in oil and gas could have on the cost structure of the Industrial business. Looking ahead, SLCA remains in a solid position from a liquidity perspective. They do not have any maturities due until 2025, and the balance sheet and cash on hand remain sound.

Short term corrections and market volatility remain headwinds in the near-term. FAANG2 stocks have dominated the rally in recent months and their concentration and elevated valuations, as well as the U.S. election outcome poses risks to the broader market. While meaningful to current market sentiment and conversation, we view these risks as short-term noise within the context of our long-term investment horizon. We retain a “glass half full” outlook and believe the economy will continue its recovery with the support of a dovish Fed, easing restrictions and positive Covid vaccine developments. Meanwhile, we stand ready to take advantage of any pull backs in the market on negative news. We strongly believe the dedicated, contrarian, patient investor that stays the course and consistently owns differentiated business models with solid competitive positioning and robust balance sheets will deliver superior returns over the long-run.

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

[2]	FAANG is comprised of Facebook Inc., Apple Inc., Amazon.com Inc., Netflix Inc. and Alphabet Inc.

ARIELINVESTMENTS.COM 7

Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

This fiscal year has been filled with its fair share of surprises. A pandemic, the shutdown of a global economy, a subsequent collapse in equity markets, the deepest recession since the 1930’s, social unrest, political dysfunction and environmental catastrophes. In response, policymakers and central banks in the world’s largest economies delivered record levels of fiscal stimulus and monetary relief packages propelling a monumental recovery. However, the market’s rally has since slowed. A resurgence in coronavirus cases across the U.S., Europe and developing countries, as well as indecision in Washington around further fiscal relief has driven volatility. High unemployment, income losses, weaker consumption and U.S. election uncertainty have also blurred the path ahead. Yet, it’s important to be mindful that equities continue to receive meaningful support from record levels of stimulus, sustained ultra-low interest rates and the Federal Reserve’s decision to target average inflationary growth. While we expect volatility to remain elevated through the new year, we believe the U.S. economy will continue its recovery as restrictions ease and we begin to see further positive progress on a vaccine. Amidst this backdrop, Ariel Appreciation Fund declined -5.93% during the twelve month period, outperforming the similarly positioned Russell Midcap Value Index’s loss of -7.30%, but trailing the Russell Midcap Index’s gain of +4.55% .

Personal auto insurer, Progressive Corporation (PGR) was the top contributor to results over the trailing twelve-month period. The company has been delivering robust earnings results highlighted by premium growth and margin expansion. PGR is experiencing an improvement in auto losses, as people are driving less due to the persistence of the pandemic. Looking ahead, we expect the top line will continue to benefit from PGR’s digital dominance for auto insurance in the direct channel, as well as from the rollout of several new niche commercial products. At current levels, PGR is trading at a 5% discount to our estimate of private market value.

Worldwide provider of products and services to the drug discovery and research marketplace, Charles River Laboratories International, Inc. (CRL) also advanced on strong earnings results. The impact of Covid on the business model continues to be less than expected. Robust client demand, strong Safety Assessment pricing and the favorable biotech funding environment has aided the continuity of operations enabling the company to sustain its solid financial position. Despite headwinds from the pandemic, we expect this business momentum to continue, with underlying growth trends supporting margin expansion opportunities.

By comparison, global cruise vacation company, Carnival Corporation (CCL) traded materially lower over the trailing twelve months. As a result of the global pandemic, CCL cruise operations have been suspended since March. The cancelled voyages and reduction in global bookings have had a material impact on financial results. Over the long-term, we believe Carnival’s distinct positioning as the low cost leader utilizing its scale, will remain a key competitive advantage. In our view, the headwinds the company is experiencing will soften and CCL’s solid balance sheet will help the company navigate through this difficult period. At current levels, we view the risk/reward to be extremely favorable.

Shares of owner and operator of regional sports and entertainment networks, MSG Networks Inc. (MSGN) have also been impacted by the financial and operating implications surrounding the shortened NBA and NHL seasons. Investors have also been concerned about continued subscriber losses across Cable, Telco and Satellite video distributors, which has negative implications for affiliate revenue. On a positive note, the company recently reported fiscal Q4 earnings which exceeded expectations. The results were driven by lower expenses, as MSGN received media licensing relief on the portion of regular season games it did not end up televising. Operating expenses were also lower due to a reduction in advertising and marketing costs, as well as ad sales commissions. Over the long run, we believe MSGN’s rights agreement to broadcast Knicks and Rangers games through 2035 in the largest designated market area (DMA) in the country is valuable. Furthermore, NYC team fan bases are sticky and allegiances are typically passed down from generation to generation. We also highlight that despite ratings pressure across all professional sports leagues, sports content remains the most valuable type of content to advertisers because it is consumed live.

Short term corrections and market volatility remain headwinds in the near-term. FAANG1 stocks have dominated the rally in recent months and their concentration and elevated valuations, as well as the U.S. election outcome poses risks to the broader market. While meaningful to current market sentiment and conversation, we view these risks as short-term noise within the context of our long-term investment horizon. We retain a “glass half full” outlook and believe the economy will continue its recovery with the support of a dovish Fed, easing restrictions and positive Covid vaccine developments. Meanwhile, we stand ready to take advantage of any pull backs in the market on negative news. We strongly believe the dedicated, contrarian, patient investor that stays the course and consistently owns differentiated business models with solid competitive positioning and robust balance sheets will deliver superior returns over the long-run.

1	FAANG is comprised of Facebook Inc., Apple Inc., Amazon.com Inc., Netflix Inc. and Alphabet Inc.

8	SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	35.71	17.87	15.94	15.66

Financials	20.70	19.41	13.07	9.33

Industrials	16.31	19.99	18.43	13.63

Health care	10.59	6.33	16.12	13.642

Real estate	5.53	12.57	8.59	2.64

Utilities	4.14	4.72	3.51	3.20

Consumer staples	3.00	3.52	3.30	6.08

Energy	1.09	3.40	2.64	2.06

Basic materials	1.03	4.83	3.80	1.81

Technology	0.00	5.88	13.01	28.10

Telecommunications	0.00	1.48	1.59	3.86

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 9/30/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	4.56	-9.03	-0.98	5.36	8.43	7.67	10.19

Ariel Fund–Institutional Class+	4.64	-8.74	-0.68	5.68	8.73	7.82	10.27

Russell 2500TM Value Index	3.54	-12.62	-2.69	4.65	8.01	8.02	10.02

Russell 2500TM Index	5.88	2.22	4.45	8.97	10.81	7.93	10.28

S&P 500® Index	8.93	15.15	12.28	14.15	13.74	6.42	10.49

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)

Investor Class	1.04%

Institutional Class	0.72%

As of September 30, 2019, Ariel Fund’s Investor Class had an annual expense ratio of 1.02% and 0.70%, respectively, for the Investor Class and Institutional Class.

Top ten equity holdings (% of net assets)

1.	Mattel, Inc.	4.2	6.	Envista Holdings Corp.	3.9
2.	Lazard Ltd., Class A	4.2	7.	ViacomCBS, Inc.	3.7
3.	KKR & Co., Inc.	4.2	8.	Northern Trust Corp.	3.6
4.	Stericycle, Inc.	4.1	9.	Laboratory Corp. of America Holdings	3.5
5.	Mohawk Industries, Inc.	3.9	10.	Snap-on, Inc.	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 9

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	32.95	14.23	10.77	9.33

Consumer discretionary	25.97	16.11	15.93	15.66

Industrials	14.15	19.95	18.33	13.63

Health care	13.68	7.14	12.20	13.64

Consumer staples	5.87	5.11	5.10	6.08

Utilities	3.33	9.49	6.09	3.20

Real estate	2.16	10.61	7.77	2.64

Energy	0.78	3.54	2.66	2.06

Basic materials	0.00	4.02	3.10	1.812

Technology	0.00	7.93	16.31	28.10

Telecommunications	0.00	1.89	1.75	3.86

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 9/30/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	5.67	-5.93	-0.33	4.82	8.31	7.62	9.62

Ariel Appreciation Fund– Institutional Class+	5.71	-5.65	-0.03	5.142	8.60	7.762	9.72

Russell Midcap® Value Index	6.40	-7.30	0.82	6.38	9.71	8.752	10.47

Russell Midcap® Index	7.46	4.552	7.13	10.13	11.76	8.25	10.92

S&P 500® Index	8.93	15.15	12.28	14.15	13.74	6.42	9.91

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)

Investor Class	1.15%

Institutional Class	0.84%

As of September 30, 2019, Ariel Appreciation Fund’s Investor Class had an annual expense ratio of 1.14% and 0.82%, respectively, for the Investor Class and Institutional Class.

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	4.4	6.	Interpublic Group of Cos., Inc.	3.5
2.	Mattel, Inc.	4.0	7.	Lazard Ltd., Class A	3.5
3.	Progressive Corp.	4.0	8.	Laboratory Corp. of America Holdings	3.4
4.	BorgWarner, Inc.	3.9	9.	Aflac, Inc.	3.4
5.	Stanley Black & Decker, Inc.	3.7	10.	Kennametal, Inc.	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

10	ARIELINVESTMENTS.COM

Charles K. Bobrinskoy
Vice Chairman
Portfolio Manager

Average annual total returns as of 09/30/20

	2Q20	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	6.03%	-12.10%	-4.91%	0.41%	6.32%	7.23%	4.72%

Russell 1000® Value Index	5.59	-11.58	-5.03	2.63	7.66	9.95	6.51

S&P 500® Index	8.93	5.57	15.15	12.28	14.15	13.74	9.29

* The inception date for Ariel Focus Fund is 06/30/05

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund returned +6.03% in the third quarter, modestly outperforming the Russell 1000 Value Index which serves as our primary benchmark and gained +5.59% . Meanwhile the S&P 500 Index earned +8.93% . While performance in the second quarter was led by so-called “reopening stocks,” third quarter winners and losers came from more company specific factors and less from macro themes. We continue to position Ariel Focus Fund for a post-Covid vaccine economy with higher inflation, higher interest rates and market recognition of the intrinsic value in our holdings.

PORTFOLIO DRIVERS

In the third quarter, companies contributing most to performance were the Mosaic Company (MOS), ViacomCBS, Inc. (VIAC) and Zimmer Biomet Holdings, Inc. (ZBH). Companies with the greatest negative contribution were Apache Corporation (APA), Madison Square Garden Entertainment (MSGE) and Bank of New York Mellon Corporation (BK).

Mosaic Company surged +46.43% in the quarter continuing its recovery from a dramatic decline earlier in the year. With improving diets around the world driving

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 11

higher crop yields, demand for the company’s agricultural fertilizer products should be predictable and growing. Corn, wheat, rice, and soybeans all need nutrients to grow. Nitrogen, phosphates and potash are the core providers of these nutrients and will be for the foreseeable future. Mosaic is well positioned to supply these growing markets with fertilizer mines strategically located near highly productive American and Brazilian farmland. And yet, the stock has lagged as a direct result of poor industry capital management. In anticipation of strong long-term growth, fertilizer producers spent far too much capital on new, lower cost mines. At the same time, heavy rains in North America prevented American farmers from planting while floods at the company’s Brazilian mines dampened production and increased costs. Moreover, Covid caused a shift in U.S. food consumption. Closed restaurants hurt farmers with large institutional customers. Recently, fertilizer market conditions seem finally to have stabilized as a result of the US trade deal with China. Our long-term thesis is still in place. More protein calorie consumption will continue to increase demand for agricultural products and therefore fertilizers. We still think Mosaic will arrive at a good destination, but the road has been a lot bumpier than we anticipated.

ViacomCBS was our second-best contributor in the quarter increasing +21.08% . In March, its shares traded at a remarkable 2 times forward earnings (see chart in next column)—levels we have not seen since the Great Recession. Many thought the company would be a victim of cord cutting with a continuous decline in viewers. Combine this with the cancellation of CBS’ highly profitable sports calendar (no Final Four, no Masters) and the bears drove ViacomCBS stock from the high 60’s in 2017 to a low of $10.10 earlier this year. Fundamentally, ViacomCBS is a content creation company which should be relatively indifferent to the platform from which its shows and movies are viewed. The company’s streaming service CBS All Access has seen excellent subscriber growth. We also remain optimistic about Paramount’s 2021 film slate including sequels to Top Gun and A Quiet Place. As we go to press, ViacomCBS stock has rallied from its March low to $27.94. But despite this move, its shares still trade for an attractive six times forward earnings which is why it is one of our top five holdings.

ViacomCBS Forward PE Multiple:

October 2019–October 2020

Zimmer Biomet is another one of the top contributors during the third quarter, increasing +14.26% as another top five holding. We believe demographic trends toward an aging population in the U.S. and Europe will produce increased demand for Zimmer’s replacement hips and knees. With American hospitals forced to cancel virtually all elective surgery over the last seven months, Zimmer’s sales dropped sharply. But demand for these procedures has been delayed not cancelled. Unlike an empty airline seat, which is lost revenue forever, a canceled hip replacement is more likely to be deferred revenue for Zimmer, not lost. Given the pent-up demand, 2021 sales could be higher than pre-Covid. With its high customer satisfaction scores, we think the outlook for Zimmer is very bright, both over the long-term and the relatively short-term.

PORTFOLIO DETRACTORS

In Anna Karenina, Leo Tolstoy famously wrote “Each unhappy family is unhappy in its own way.” That is a good description of three of our biggest detractors during the quarter. Each was problematic in its own way. Apache Corporation, whose stock recovered nicely in the second quarter after plummeting -83.54% in the first, dropped -29.73% in the third quarter. Although the company has done an excellent job of discovering exciting new plays, particularly its findings off the coast of Suriname, general negativity regarding the long-term outlook for gas-powered automobiles (aided by California’s announcement of a goal

12	SLOW AND STEADY WINS THE RACE

of 100% electric vehicles) combined with lower short-term oil consumption from a decrease in miles driven during Covid have been a bad one-two punch. Energy has been the worst performing equity sector over recent periods.

Madison Square Garden Entertainment declined -8.68% in the quarter. The company is another example of the phenomenon we discussed regarding Zimmer, i.e. a company with undeniably strong negative Covid headwinds, but a long-term outlook that should be unimpaired. While we are extremely confident about the pent-up demand for Zimmer’s replacement hips and knees, we will acknowledge the bear case on demand for venue-based entertainment. After a Covid vaccine, attendance at sporting events and concerts will return to pre-pandemic levels in a reasonable period, in our opinion. Not everyone agrees with us. Shakespeare’s audiences eventually returned to London theaters even after the Bubonic Plague killed a third of Europe. Madison Square Garden Entertainment’s stock trades for about half of our calculation of its intrinsic value because some investors believe fans will never return to watch the Knicks at Madison Square Garden or The Rockettes at Radio City Music Hall. We think these investors could be right in the short-term. But we believe we will be right in the long-term. And we are the turtle people.

Finally, Bank of New York Mellon fell -10.39% in the quarter. We like a lot of things about the world’s largest custody bank, not just that it was founded by Alexander Hamilton. Bank of New York Mellon trades for about nine times our calculation of next year’s earnings and at a +14% discount to its book value. That would be attractive in almost any environment, but especially in this one. The company’s earnings are artificially low because of anemic interest rates. For decades, custody banks have made a substantial portion of their revenue from investing client assets at rates well above the short-term rates they pay. In a normal interest rate environment, the custody bank might earn 50 basis points or more in interest income in excess of the rate paid. Large clients hate to move from one custody bank to another and will accept some discount on the rates they earn, particularly on cash balances. In today’s market, with short-term rates at or near zero, custody banks have no such opportunity. Many investors believe low interest rates are here to stay. We believe the combination of record deficit spending, a revitalized economy post-Covid, and the unsustainability of negative real rates will produce an increase in nominal rates at all points along the dollar yield curve. Bank of New York’s earnings should move substantially higher.

Ariel Focus Fund ended the third quarter valued at 14.5 times forward earnings. This is nine multiple points below the S&P 500 which ended the quarter at 23.8. Our style of value investing is clearly out of fashion. It is our belief it will not always be so.

PORTFOLIO COMINGS AND GOINGS

We initiated a position in the world’s leading provider of thermal cameras, FLIR Systems, Inc. (FLIR) in the quarter. FLIR’s competitive advantages in industrial and defense thermal imaging technology provide an attractive long-term financial profile. The company’s scale combined with a vertically integrated cost structure with a research and development focus, allows it to price products competitively, earn operating margins above peers and consistently reinvest in innovation. Investor concerns around an industrial recession and defense budget cut fears driven by the pandemic provided us with an entry point to own this niche industry leader, with attractive long-term growth and margin prospects.

We also added a position in a special purpose acquisition company Pershing Square Tontine Holdings Ltd (PSTH) in the quarter. This SPAC is a newly organized blank check company formed for the purpose of making mergers and acquisitions run by Bill Ackman.

By comparison, we successfully sold out of Northern Trust Corporation (NTRS) and exited global leader in for-profit education Adtalem Global Education Inc. (ATGE). We sold our long-term holding in Exxon Mobil Corp. (XOM) during the quarter. We believe its stock price has been artificially supported by a high dividend; a dividend that significantly exceeds its earnings per share. When this dividend is eventually cut, the company’s stock will have further to fall.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy
Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM 13

Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

This fiscal year has been filled with its fair share of surprises. A pandemic, the shutdown of a global economy, a subsequent collapse in equity markets, the deepest recession since the 1930’s, social unrest, political dysfunction and environmental catastrophes. In response, policymakers and central banks in the world’s largest economies delivered record levels of fiscal stimulus and monetary relief packages propelling a monumental recovery. However, the market’s rally has since slowed. A resurgence in coronavirus cases across the U.S., Europe and developing countries, as well as indecision in Washington around further fiscal relief has driven volatility. High unemployment, income losses, weaker consumption and U.S. election uncertainty have also blurred the path ahead. Yet, it’s important to be mindful that equities continue to receive meaningful support from record levels of stimulus, sustained ultra-low interest rates and the Federal Reserve’s decision to target average inflationary growth. While we expect volatility to remain elevated through the new year, we believe the U.S. economy will continue its recovery as restrictions ease and we begin to see further positive progress on a vaccine. Amidst this backdrop, Ariel Focus Fund declined -4.91% during the twelve month period, ahead of the Russell 1000 Value Index’s -5.03% loss, but significantly behind the S&P 500 Index’s +15.15% gain.

Alternative asset manager, KKR & Co. Inc. (KKR) was the top contributor to performance over the trailing twelve months. KKR possesses the size and organizational structure to benefit not only from the continued high level of institutional interest in alternative assets, but also from attractive corporate valuations in certain industries and geographies in the midst of historically low interest rates. KKR retains an extensive track record of strong performance across all types of economic and financial conditions and, in our view, should continue generating alpha for its clients post the Covid crisis. Additionally, the company has a record of uncalled commitments and stands ready to take advantage of attractive valuations as it shops for future years of returns. Bar code manufacturer, Zebra Technologies Corporation (ZBRA) was another strong performer in the period. Although global supply chain disruptions and weaker demand in China resulted in the company pulling its full year guidance, ZBRA has been delivering revenue and earnings above Wall Street expectations throughout the pandemic. Meanwhile ZBRA is entering the new fiscal year with a solid backlog, driven by orders from larger customers, which include the United States Postal Service. Looking ahead, we believe the company’s diversified end-markets, strong financial position and solid balance sheet will enable ZBRA to continue to weather pandemic related weakness in the enterprise spending environment.

By comparison, leading provider of specialty industrial services Team, Inc. (TISI) has underperformed. The operational disruption related to the Covid pandemic and the unexpected fall in oil prices continues to weigh on shares. In response, TISI has announced cost reductions, with the desire to protect its employees, maintain business operations for clients where feasible and preserve liquidity. Nonetheless, TISI believes its current product and services are well-positioned to take advantage of future market opportunities once conditions begin to improve. The company is also working to identify creative ways to leverage opportunities within the skillsets of its technicians and advanced technologies to support new industries, including healthcare, power and utilities. At today’s valuation, we see the risk/reward skewed sharply to the upside.

Shares of leading global provider of data and analytics, Nielsen Holdings PLC (NLSN), also traded lower in the period, despite the essential nature of its solutions amidst an evolving media and consumer landscape. Following a strategic review, NLSN made the decision to separate the company into two disparate businesses: Nielsen Global Media and the Nielsen Global Connect businesses. Investors who had been hoping for a complete or partial sale of the company were left disappointed. We, however, are incrementally more positive that this will force a sum of the parts assessment significantly above today’s stock price, which appears to be giving no credit to the Connect business and a deeply discounted valuation to the Media business. While management has instituted greater discipline around operating costs and capital expenditures, investors are remaining on the sidelines until there is more clarity around the separation which is expected to happen in early 2021. Meanwhile, NLSN cut their dividend by over 80%, freeing up about $400M in free cash flow to reinvest for growth. At current levels, NLSN is trading at an 52% discount to our estimate of private market value.

Short term corrections and market volatility remain headwinds in the near-term. FAANG1 stocks have dominated the rally in recent months and their concentration and elevated valuations, as well as the U.S. election outcome poses risks to the broader market. While meaningful to current market sentiment and conversation, we view these risks as short-term noise within the context of our long-term investment horizon. We retain a “glass half full” outlook and believe the economy will continue its recovery with the support of a dovish Fed, easing restrictions and positive Covid vaccine developments. Meanwhile, we stand ready to take advantage of any pull backs in the market on negative news. We strongly believe the dedicated, contrarian, patient investor that stays the course and consistently owns differentiated business models with solid competitive positioning and robust balance sheets will deliver superior returns over the long-run.

[1]	FAANG is comprised of Facebook Inc., Apple Inc., Amazon,com Inc., Netflix Inc. and Alphabet Inc.

14	SLOW AND STEADY WINS THE RACE

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	25.21	17.27	9.33

Consumer discretionary	21.70	12.51	15.66

Industrials	20.99	15.32	13.63

Health care	15.87	13.56	13.64

Technology	5.65	8.24	28.10

Basic materials	4.18	3.45	1.81

Consumer staples	2.77	7.64	6.08

Energy	2.33	4.03	2.06

Real estate	0.00	4.64	2.64

Telecommunications	0.00	6.94	3.86

Utilities	0.00	6.39	3.20

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 9/30/20

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	6.03	-4.91	0.41	6.32	7.23	4.72

Ariel Focus Fund–Institutional Class+	6.03	-4.69	0.67	6.58	7.46	4.87

Russell 1000® Value Index	5.59	-5.03	2.63	7.66	9.95	6.51

S&P 500® Index	8.93	15.15	12.28	14.15	13.74	9.29

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.00%	1.25%

Institutional Class	0.75%	0.89%

As of September 30, 2019, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.23% . As of September 30, 2019, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.75% and a gross expense ratio of 0.89% . The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Oracle Corp.	5.7	6.	Goldman Sachs Group, Inc.	4.9
2.	Snap-on, Inc.	5.6	7.	Western Union Co.	4.8
3.	ViacomCBS, Inc.	5.6	8.	BorgWarner, Inc.	4.8
4.	Zimmer Biomet Holdings, Inc.	5.4	9.	Madison Square Garden Entertainment	4.7
5.	Lazard Ltd., Class A	5.0	10.	Mosaic Co.	4.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 15

Rupal J. Bhansali
Chief Investment Officer
International and Global Equities

Average annual total returns as of 09/30/20

	3Q20	YTD	1-year	3-year	5-year	Since inception*

Ariel International Fund	2.39%	-1.30%	3.57%	0.20%	3.69%	5.14%

MSCI EAFE Net Index	4.80	-7.09	0.49	0.62	5.26	6.08

MSCI ACWI ex-US Net Index	6.25	-5.44	3.00	1.16	6.23	5.52

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 09/30/20

	3Q20	YTD	1-year	3-year	5-year	Since inception*

Ariel Global Fund	1.25%	-1.92%	4.23%	2.63%	6.49%	7.30%

MSCI ACWI Net Index	8.13	1.37	10.44	7.12	10.30	9.73

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

2020 has been quite the year thus far: a pandemic, the shutdown of a global economy, a subsequent collapse in equity markets, social unrest, political dysfunction and environmental catastrophes. Despite this backdrop, global equities traded higher in the quarter, with Asia and the U.S. outperforming Europe and the United Kingdom. The health and humanitarian crisis has driven policymakers, central banks and corporates world-wide to re-leverage their balance sheets with the support of ultra-low rates.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

16	SLOW AND STEADY WINS THE RACE

These easy money policies have also compressed the risk premium in the marketplace, creating the perfect environment for surging growth and momentum indices. While we are disappointed, we are not surprised that our non-consensus, global portfolios struggled to keep pace with the robust risk-on market in the quarter.

Meanwhile, Ariel International Fund demonstrated significant outperformance relative to the MSCI ACWI ex- U.S. and MSCI EAFE indices on a year-to-date basis. In this strategy, our attention to quality, risk and valuation heading into the market bottom in March exceeded the second and third quarter benefits of the growth and momentum fueled rally. By comparison, investor optimism rebounded with greater vigor in the U.S. than the rest of the world over the last two quarters. As such, the global indices exposure to large, growth and momentum trades domestically, resulted in the relative year-to-date underperformance of Ariel Global Fund.

PARTY RUNNING OUT OF TIME?

The outperformance of growth relative to value, as well as U.S. stocks versus the rest of the world have continued to widen over the last decade. The chart below illustrates the trend—underscoring the growing differential between style, factor and geographic returns over time.

Indices	Annualized as of 09/30/20
	YTD	1-year	3-year	5-year	10-year

MSCI ACWI ex U.S. Net Index	-5.44%	3.00%	1.16%	6.23%	4.00%

MSCI ACWI ex U.S. Value Index	-17.60	-10.83	-5.09	2.14	1.50

MSCI ACWI ex U.S. Growth Index	7.27	17.54	7.33	10.16	6.38

MSCI ACWI ex U.S. Momentum Index	12.34	21.29	7.21	NA	NA

MSCI ACWI Net Index	1.37	10.44	7.12	10.30	8.55

MSCI ACWI Value Index	--14.54	-8.03	-1.22	4.96	5.24

MSCI ACWI Growth Index	18.13	30.22	15.36	15.43	11.70

MSCI ACWI Momentum Index	19.89	27.99	15.76	16.63	13.80

Past performance does not guarantee future results.

More specifically, on a year-to-date basis, international growth has outpaced value by 28% and world growth has exceeded world value by 38%. Of note, this is the largest historic disparity between style returns on record, in favor of growth. An underlying “factor” that has helped drive this hierarchy in tandem with the seismic shift into indexing and accommodative monetary policy has been momentum—a technical indicator that measures the rate at which a stock price rises or falls over a period of time, typically 12 months.

Perhaps Newton’s first law of motion defines this phenomenon the best: a body in motion, stays in motion; a body at rest, stays at rest—unless acted upon by a force. Capital flowing into a stock determines its price at a point in time. If a stock has been trading higher, positive momentum indicates that the stock will tend to stay on its upward course. If a stock is trading lower, negative momentum indicates shares will fall further on the downside. In its simplest form, momentum bets the stock market’s recent winners will remain winners and recent losers will remain losers.

The behavioral bias to extrapolate current trends into the future has driven momentum across, high-flying growth stocks, particularly in the U.S., to be a significant factor in explaining growth’s dominance over the core and value indices. In fact, as many know, the index is being driven higher by a relative handful of prominent companies, including the fast growing FAANG stocks—Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Apple, Inc. (AAPL), Netflix, Inc. (NFLX) and Alphabet, Inc. (GOOG). For example, the combined market capitalization of FAANG has sky-rocketed from $468 billion1 and 1.75% of the MSCI ACWI Index ten years ago, to $5.4 trillion and 9.88% today. It’s also worth noting how narrowly concentrated recent performance has been. As illustrated in the chart below, year-to-date, FAANG’s 45% gain accounted for more than 100% of the entire 3000+ stock global world index. In the absence of this momentum, the global world index’s overall return year-to-date would have been -1.92% .

Indices	Annualized as of 09/30/20
	YTD	1-year	3-year	5-year	10-year

FAANG Return	45.16%	70.09%	33.49%	30.70%	27.38%

MSCI ACWI Net Index ex-FAANG Return	-1.92	6.28	5.28	8.94	7.63

FAANG weight in MSCI ACWI Net Index	9.88 (09/30/20)	6.54 (09/30/19)	5.22 (09/30/17)	4.25 (09/30/15)	1.75 (09/30/10)

FAANG contribution to MSCI ACWI Net Return	3.91	5.08	2.41	2.06	1.60

Past performance does not guarantee future results.

[1]

Facebook, Inc. is not included within market capitalization, as it did not become a publicly traded company until May 15, 2012. As of 9/30/2012, the combined market cap of FAANG was $956 billion or 3.2% of MSCI ACWI Index.

ARIELINVESTMENTS.COM 17

Meanwhile, “the Great Lockdown prompted by Covid has lengthened growth’s lead over value”2 even further. Many growth-oriented stocks that benefit from “socially distanced operations are thriving—providers of videoconferencing software, cloud computing platforms, communication services as well as online retailers are prospering.”3 However, our analysis suggests the magnitude of outperformance is unwarranted and that “today’s superstars—will retreat when investors realize they can never meet Wall Street’s bluebird forecasts and investor’s inflated expectations.”4

As money continues to pour into index funds, a self-fulfilling prophecy has been at work. Passive strategies must buy stocks in the same proportion as the indexes they track with no regard for stock price or fundamental security analysis. Therefore, index funds that utilize capitalization weighting further exacerbate momentum when markets rally.5 Research conducted by The Evidence Based Investor blog, TEBI states “as bull markets run, cap weighted indexes tend to become more concentrated in a handful of sectors and stocks. These same sectors and stocks tend to account for a disproportionate amount of the market’s gains.”6 In our view, the silver lining is that a highly polarized market led by a narrow group of stocks creates tremendous bargain opportunities for active investors, like us.

Massive monetary stimulus further feeds the growth flame by distorting the hurdle rate companies and investors use to determine whether an investment is worth the risk/ return. As we have written in the past, “since interest is the price of using money over time, these low rates imply that the value of cash flow today is less than its potential earning capacity in the future—said another way, low rates depress the relative present value of a company with stable cash flow in the near term, and enhance the relative value of firms who appear less profitable today, but are perceived to generate much higher earnings and cash flow growth in the future.”7

LIVE FOR TODAY, PLAN FOR TOMORROW

We believe the acute differentials in performance by style sets the stage for a dramatic reversal, as the pendulum swings unexpectedly but inexorably. We expect to be beneficiaries of such an inflection point, whenever it may come.

“In our view, the silver lining is that a highly polarized market led by a narrow group of stocks creates tremendous bargain opportunities for active investors, like us.”

In our view, prudence dictates that an allocation to value is not just the patient move, but a judicious move, as diversification matters. It is tempting to shun what has not worked and join the party on what has. However, we know that past performance is not a guarantor of future results and can be a contra indicator, particularly when the ‘popular’ trade reaches valuations that exceed rational expectations for future returns. As true contrarians, we invite you to think like us and take advantage of the bargains instead of paying up for the hype.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali
Chief Investment Officer
International and Global Equities

[2]	Tully, Shawn. “The Champ’s big comeback: Why beaten-down value stocks are poised to thrive.” Fortune. 18 August 2020.
[3]	Lynch, David. “Are stocks divorced from reality or reflecting it?” Washington Post. 18 August 2020. Accessed online October 14, 2020.
[4]	Tully, Shawn. “The Champ’s big comeback: Why beaten-down value stocks are poised to thrive.” Fortune. 18 August 2020
[5]	Johnson, Ben. “Is market-cap indexing a form of momentum investing.” TEBI. 24 February 2020.
[6]	Johnson, Ben. “Is market-cap indexing a form of momentum investing.” TEBI. 24 February 2020.
[7]	Ariel International and Ariel Global 3Q19 Client Letter published on October 28, 2019.

18	SLOW AND STEADY WINS THE RACE

Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

Markets worldwide began the fiscal year on a high note, underscored by broad optimism around an improving global economic outlook and a phase 1 trade deal between the U.S. and China. However, in a swift and sudden reversal, the coronavirus pandemic unleased massive economic shocks sending markets into bear territory in March, as governments across the globe enacted strict containment policies. Uncertainty over the duration of the virus threat and magnitude promoted policymakers and central banks in the world’s largest economies to deliver fiscal stimulus and monetary relief packages. While investor optimism rebounded with greater vigor in the U.S. than the rest of the world, international equities rallied with the support of ultra-low rates. Meanwhile, the public and private sectors began re-leveraging their balance sheets. Amidst this extreme volatility, it is not surprising that our “risk-aware,” international portfolio outperformed on a relative basis as attention to fundamental factors such as quality, risk and valuation was rewarded. Over the trailing twelve-month period, Ariel International Fund advanced +3.57% on an absolute basis, ahead of the +0.49% gain posted by the MSCI EAFE Index and the 3.00% return of the MSCI ACWI ex-US Index.

Japanese developer, manufacturer and distributor of interactive entertainment products, Nintendo Co., Ltd. was the top contributor over the trailing twelve-month period, on strong top and bottom line performance supported by the entertainment at home trend brought on by the Covid pandemic. More specifically, results were driven by strong sales of hybrid console Nintendo Switch and the portable Switch Lite, new game Animal Crossing: New Horizons and operating margin improvement driven by rising digital downloads. Longer term, we continue to see upside from successful geographic execution in China, as well as from sales across mobile platforms.

Additionally, shares of long-time holding NTT DoCoMo, Inc. rose dramatically at the end of September on an acquisition bid from parent company, Nippon Telegraph and Telephone. NTT offered to buy the remaining 33.79% of its subsidiary, NTT DoCoMo for $40 billion.

The largest detractor from performance in the period was China’s largest wireless telecommunications operator, China Mobile Ltd. While earlier concerns related to 5G capital expenditures were somewhat eased by recently announced partnerships, new worries related to technology access have surfaced due to sanctions faced by networking supplier Huawei. Nonetheless, key drivers of our thesis remain China Mobile’s dominant market share, strong cash generation, dividend yield and attractive valuation.

Another detractor from performance in the period was Spain-based general contractor focused on industrial and power generation plants, particularly in the oil and gas sector, Tecnicas Reunidas SA. Shares sold off due to the unexpected collapse in oil prices in the midst of the pandemic.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized gains of $2,237,685 for Ariel International Fund.

While we expect volatility to remain elevated through the new year, our central scenario is the global economy will recover when a vaccine or cure for Covid is available and deployed worldwide. Meanwhile, equities continue to receive meaningful support from low nominal/negative rates, policymakers and central bank tool-kits. However, in our view, valuations are stretched and prospects of a steep or speedy earnings recovery remain bleak. We remain concerned about the market’s complacency toward risk and elevated corporate indebtedness. Given this backdrop, we continue to pay particular attention to a company’s growth and return prospects, the sustainability of the business model and resilience of the balance sheet—preferring those with the safety of net-cash positions. We are looking for companies whose distinct fundamentals will lend themselves to an inevitable recovery—where demand is delayed, not denied. We are laser focused on uncovering and owning ideas that will offer superior upside with a margin of safety.1 As patient, long-term investors, we continue to stay the course and remain confident in the portfolio we own on your behalf.

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

ARIELINVESTMENTS.COM 19

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

Markets worldwide began the fiscal year on a high note, underscored by broad optimism around an improving global economic outlook and a phase 1 trade deal between the U.S. and China. However, in a swift and sudden reversal, the coronavirus pandemic unleased massive economic shocks sending markets into bear territory in March, as governments across the globe enacted strict containment policies. Uncertainty over the duration of the virus threat and magnitude promoted policymakers and central banks in the world’s largest economies to deliver fiscal stimulus and monetary relief packages. While investor optimism rebounded with greater vigor in the U.S. than the rest of the world, global equities rallied to recovery with the support of ultra-low rates. Meanwhile, the public and private sectors began re-leveraging their balance sheets. Whether an economy is expanding or in recession, money seeks a return. While we are disappointed, we are not surprised that our risk-aware global portfolios have struggled to keep pace with the growth, momentum and flow-based beneficiaries of this robust risk-on market. Over the trailing twelve-month period, Ariel Global Fund advanced +4.23% on an absolute basis, underperforming the MSCI ACWI Index which traded +10.44% higher.

Our largest position, enterprise software provider Microsoft Corp. continued its upward trajectory throughout the fiscal year. The company is in the early stages of driving value creation with Azure and its hybrid cloud computing model. In addition, social distancing and work-from-home business continuity protocols have highlighted the significance of the company’s cloud-based software platforms and console franchise for online gaming.

Japanese developer, manufacturer and distributor of interactive entertainment products, Nintendo Co., Ltd was another top contributor, on strong top and bottom line performance supported by the entertainment at home trend brought on by the Covid pandemic. More specifically, results were driven by strong sales of hybrid console Nintendo Switch and the portable Switch Lite, new game Animal Crossing: New Horizons and operating margin improvement driven by rising digital downloads. Longer term, we continue to see upside from successful geographic execution in China, as well as from sales across mobile platforms.

The largest detractor from performance in the period was China’s largest wireless telecommunications operator, China Mobile Ltd. While earlier concerns related to 5G capital expenditures were somewhat eased by recently announced partnerships, new worries related to technology access have surfaced due to sanctions faced by networking supplier Huawei. Nonetheless, key drivers of our thesis remain China Mobile’s dominant market share, strong cash generation, dividend yield and attractive valuation.

Health care leader GlaxoSmithKline plc faced considerable headwinds in the period from the pandemic, as many patients are deferring doctor visits. The overall use of GSK products, including routine vaccinations, which are administered in-office or in-hospital by caregivers has declined in the near-term. As a result, the company missed earning expectations, which pressured shares in the quarter. We believe this is a case of demand delayed, not denied and continue to view the long-term risk/reward of Glaxo’s health care franchise skewed sharply to the upside.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $588,832 for Ariel Global Fund.

While we expect volatility to remain elevated through the new year, our central scenario is the global economy will recover when a vaccine or cure for Covid is available and deployed worldwide. Meanwhile, equities continue to receive meaningful support from low nominal/negative rates, policymakers and central bank tool-kits. However, in our view, valuations are stretched and prospects of a steep or speedy earnings recovery remain bleak. We remain concerned about the market’s complacency toward risk and elevated corporate indebtedness. Given this backdrop, we continue to pay particular attention to a company’s growth and return prospects, the sustainability of the business model and resilience of the balance sheet—preferring those with the safety of net-cash positions. We are looking for companies whose distinct fundamentals will lend themselves to an inevitable recovery—where demand is delayed, not denied. While this attention to risk-adjusted returns has come at the expense of short-term underperformance relative to the benchmark, we believe it is better to lose the battle in order to win the war. We remain confident in our non-consensus approach to investing and are laser focused on uncovering and owning ideas that will offer superior upside with a margin of safety.1

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

20	SLOW AND STEADY WINS THE RACE

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Communication services	26.86	5.47	7.47

Health care	15.12	14.36	10.52

Consumer staples	12.63	11.94	9.76

Financials	9.52	15.07	16.95

Communication discretionary	9.33	11.86	13.82

Utilities	8.77	3.97	3.37

Information technology	3.05	8.62	11.60

Industrials	2.03	15.15	11.69

Energy	0.71	2.77	4.17

Real estate	0.69	3.10	2.72

Materials	0.00	7.62	7.88

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The (“GICS”) sector classifications.sectors above are the Global Industry Classification Standard

Average annual total returns (%) as of 9/30/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	2.39	3.57	0.20	3.69	5.14

Ariel International Fund–Institutional Class	2.45	3.74	0.45	3.94	5.39

MSCI EAFE Index (net)	4.80	0.49	0.62	5.26	6.08

MSCI ACWI ex-US Index (net)	6.25	3.00	1.16	6.23	5.52

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an cost. Current performance may be lower or higher than the performance data quoted. To access performance data investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.13%	1.33%

Institutional Class	0.88%	0.96%

As of September 30, 2019, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.13% and a gross expense ratio of 1.32% .. As of September 30, 2019, Ariel International Fund (Institutional Class) had an annual net expense ratio of 0.88% and a gross expense ratio of 0.93% . The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Deutsche Boerse AG	8.5	6.	Koninklijke Ahold Delhaize N.V.	5.1
2.	Nintendo Co., Ltd.	7.9	7.	China Mobile Ltd.	4.8
3.	Roche Holding AG	7.8	8.	Michelin (CGDE)	4.1
4.	GlaxoSmithKline plc	5.2	9.	Snam SpA	3.5
5.	Philip Morris Intl, Inc.	5.2	10.	Endesa SA	3.4

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

Japan	22.13	United States	5.78

Germany	11.73	France	5.49

Switzerland	10.44	Netherlands	5.12

China	7.95	Spain	4.10

United Kingdom	6.56	Italy	4.06

ARIELINVESTMENTS.COM 21

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health care	22.22	12.60

Communication services	21.97	9.34

Information technology	15.48	21.60

Financials	10.50	12.53

Consumer staples	8.54	7.96

Consumer discretionary	7.40	12.88

Utilities	3.56	3.09

Real estate	1.26	2.76

Industrials	0.78	9.62

Energy	0.00	2.84

Materzials	0.00	4.77

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 9/30/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	1.25	4.23	2.63	6.49	7.30

Ariel Global Fund–Institutional Class	1.29	4.48	2.87	6.75	7.57

MSCI ACWI Index (net)	8.13	10.44	7.12	10.30	9.73

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an cost. Current performance may be lower or higher than the performance data quoted. To access performance data investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.13%	1.46%

Institutional Class	0.88%	1.01%

As of September 30, 2019, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.13% and a gross expense ratio of 1.44% . As of September 30, 2019, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 0.88% and a gross expense ratio of 0.99% . The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	10.0	6.	China Mobile Ltd.	5.0
2.	Roche Holding AG	7.5	7.	Gilead Sciences, Inc.	5.0
3.	Baidu, Inc.	5.9	8.	Berkshire Hathaway, Inc., Class B	4.4
4.	Philip Morris Intl, Inc.	5.3	9.	Nintendo Co., Ltd.	4.3
5.	GlaxoSmithKline plc	5.0	10.	Deutsche Boerse AG	3.8

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

United States	37.96	Germany	4.28

Japan	11.82	France	3.64

China	10.92	Finland	1.87

Switzerland	7.69	Spain	1.76

United Kingdom	5.95	South Korea	1.34

22	SLOW AND STEADY WINS THE RACE

Peru’s banking sector has a very attractive oligopolistic market structure, with the top five banks enjoying nearly 90% market share in loans and deposits. Credicorp is the local market leader with 37% market share. Its universal banking model includes commercial lending, investment banking, asset management and insurance. Such breadth and diversity of business exposure has enabled the bank’s non-interest income (in the form of fees) to account for almost half its revenues.

ATTRACTIVE RETURNS AT AN ATTRACTIVE VALUATION

While we have long admired the bank’s tenured management team, dominant market position, astute underwriting discipline and superior business model of generating 16% to 18% Returns on Equity, the stock had been trading at a substantial premium. However, a dramatic worldwide sell off in banking stocks during Covid has cut Credicorp’s share price in half, thereby providing an attractive entry point. While we acknowledge that near-term headwinds—from a protracted economic shutdown and rising non-performing loans—will depress earnings in 2020, we believe the self-help measures to reduce costs and achieve a best in class cost-income ratio in the mid-30% will gradually alleviate the profit pressures.

PRODUCT INNOVATION

Credicorp has been at the forefront of making technology investments to drive better customer experience and cross-sell opportunities, while also lowering costs and securing a sustainable competitive advantage. To-date, these investments have enabled the launch of a wide array of products that should generate fees and reduce expenses, including Smartcred, the American Express credit card, the ViaBCP card, Telecredito, and PagoNet. Credicorp’s debit card, Credimas, with more than two million cardholders, is increasingly used to make purchases at points of sale, thereby reducing in person teller visits. In late 2017 BCP launched Yape, a Venmo/Zelle-like platform for money transfer, which now has nearly four million users up from 1.7 million at the end of 2019.

UNDERPENETRATED MARKET

Accelerated investments in business transformation, back-office optimization and the development of new distribution channels will also enable the bank to reduce the number of branches over the next decade, even if the loan book were to double over that period. We believe the bank has a long runway for growth as loans to GDP in Peru amounts to around 42% of GDP while in developed markets such as the UK and the US this ratio is at roughly four times that level. In addition, the insurance market remains highly underpenetrated, especially in the lower income segments of the population, providing another avenue for profitable growth. The bank has developed more client-centric insurance products, such as flexible annuities, pay-per-use auto insurance products, and voluntary goal-oriented savings products.

Our investment in Credicorp epitomizes the kind of idea we like to own—a long term quality franchise with secular growth facing temporary headwinds. When the shares of such businesses experience sharp selloffs by short term investors, we are able to accumulate our position on what we view as attractive risk-reward terms.

ARIELINVESTMENTS.COM 23

James Kenny, CFA® Vice President, Research

Headquartered in Arlington, Virginia, FLIR Systems is a global leader in advanced sensors and integrated sensor systems for government, commercial and industrial customers. Founded in 1978, the company pioneered the use of thermal imaging technology to detect potential failure points in critical infrastructure. Today, its products’ use cases have broadened considerably, enhancing perception and awareness to help detect people, objects and substances that may not be perceived by human senses. While the global pandemic and the upcoming election have heightened investor uncertainty over the company’s near-term growth prospects, we view FLIR as extremely well positioned for the long-term, driven by both industrial automation and defense modernization.

SENSING OPPORTUNITY AMIDST A PANDEMIC

When the pandemic essentially shut down the global economy earlier this year, FLIR’s stock price came under significant pressure. As one of the leading providers of thermal cameras in the world, investors feared that demand for FLIR’s products—used in various applications ranging from gas leak detection to industrial automation—would be put on indefinite hold. However, we believe it has only strengthened demand in a post-coronavirus world. For example, in April, Amazon announced it would start deploying thermal cameras to detect employee fevers. FLIR has since reported heightened demand for its elevated skin temperature products, totaling $170 million in bookings so far this year. Longer term, we believe this is just the tip of the iceberg, as these types of autonomous sensing capabilities will be required across more industries and use cases than ever before.

THE BEST DEFENSE IS A MODERN DEFENSE

With approximately 40% of FLIR’s revenues tied to defense applications, investors are also fearful that a

Democratic sweep in November may pressure future defense budgets. Fortunately, FLIR had the foresight several years ago to shift its business more towards defense modernization, which should remain a top priority. Recently, even Hillary Clinton wrote an op-ed in Foreign Affairs calling for a cut to the overall defense budget, but emphasizing that those cuts should come in areas like tank and ship production, while being reinvested in modernization efforts. FLIR’s recent wins in unmanned reconnaissance, like the Black Hornet, or robotic hazard detection, like the Centaur, are prime examples of the company’s essential positioning for tomorrow’s military.

REFOCUSING ON GROWTH

CEO James Cannon came to FLIR three years ago with a mandate to reposition the company for growth. He quickly refocused the business on wider moat industrial businesses by shedding more competitive, lower margin commercial businesses. At the same time, he aggressively shifted the defense business away from fading legacy military programs and more towards defense modernization. Over the past three years, FLIR has leveraged its strong balance sheet to make several acquisitions, primarily in unmanned drones and autonomous ground vehicles, which have already resulted in several new program wins.

A LONG TERM VIEW

At current levels, investors are distracted by the near-term uncertainty of the pandemic and an upcoming election. Looking forward, we believe these disruptions have only heightened the importance of FLIR’s solutions. At this historically cheap valuation, we see a rare example of a wide moat1 franchise that stands to benefit from growing demand for autonomous sensing in both industrial and defense applications. As of September 30th, shares traded at $35.85, a 36% discount to our private market value of $55.60.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

24	SLOW AND STEADY WINS THE RACE

Aaron Diaz Bianco, JD/CFA® Research Analyst

National Oilwell Varco (NOV) is a leading independent provider of equipment and technology for drilling, completion, and production in the upstream oil and gas industry with operations in 63 countries. Founded in 1862 and headquartered in Houston, Texas, NOV’s 35,000-person workforce serves most of the world’s major oil and gas service companies, contractors and operators. As of this past June, nearly three quarters of NOV’s revenues were generated outside of North America, and half were derived from offshore applications.

DEMAND VISIBILITY HAS NEVER BEEN SO UNCERTAIN

A confluence of factors has made demand visibility less certain than ever. As Covid spread across the globe, and significant energy demand disruptions became inevitable, OPEC+ members became embroiled in a price war, increasing production to win market share despite global storage reaching full capacity. Oil and gas industry budgets, already substantially reduced by financial controls insisted upon by capital providers prior to the pandemic, have been even more substantially reduced. The pandemic has also accelerated the digitization of society, and, in all likelihood, future governmental support for the transition to cleaner energy.

NOV’S BALANCE SHEET STRENGTH PROVIDES FLEXIBILITY

While many companies would like to take advantage of ever growing opportunities, few have the balance sheet to actually do so without meaningfully diluting existing shareholders. While NOV’s optionality company is difficult to quantify, the company’s reputation for conservative leverage and cash management will enable management to make appropriate decisions in the face of the uncertain oil and gas outlook. Not only does NOV’s balance sheet strength help reassure markets of its own long-term viability, it limits dependence on non-core operations the company would like to rationalize, allowing management to lower its structural costs. This cost discipline frees up capital for NOV to reinvest in the most promising core operations and acquisitions.

SIGNIFICANT PESSIMISM

The demand uncertainty caused directly by the Covid pandemic, as well as existing demand trends that have been catalyzed indirectly by the pandemic, means many won’t even research companies in the oil and gas industry. While NOV’s large equipment business has become impaired, its remaining maintenance businesses are still needed. While we do not know whether or not we have reached the “time of maximum pessimism” famously cited by Sir John Templeton as the best time to buy equities, the pessimism is significant enough that we believe NOV shares now offer a substantial discount to our estimate of intrinsic value.

ATTRACTIVE VALUATION

Traditionally, NOV’s business model derives an annuity-like stream of aftermarket revenues over many years following large one-time equipment sales. New large equipment orders are unlikely at least over the medium-term. However, recurring aftermarket maintenance-related sales should continue throughout the pandemic, albeit negatively impacted by cannibalization of spare parts stripped from idle equipment. Once the pandemic subsides, these sales should accelerate. NOV is also well-suited to service the industry’s ongoing push toward data gathering and analysis. Finally, although many observers may not yet realize it, NOV has quietly become one of the world’s largest installers of offshore wind towers and turbines. With fewer and fewer market participants taking the time to look deeply at NOV, patient investors can own one of the industry’s best franchises at what we believe to be a substantial discount to intrinsic value.

ARIELINVESTMENTS.COM 25

Kenneth E. Kuhrt, CPA Senior Vice President Co-Portfolio Manager

Vail Resorts is an industry leader in the snow ski resort business in North America and Australia. The company owns and operates seventeen world-class mountain resort properties and three urban ski schools including: Vail Mountain Resort, Beaver Creek Resort, Whistler Blackcomb, Breckenridge Ski Resort, Park City Resort, Stowe Mountain Resort, Crested Butte Mountain Resort and Keystone Resort among others. During last year’s ski season, the company hosted over 13 million skier visits, representing more than 17% of such visits in North America.

UNIQUE ASSETS

Vail Resorts controls some of the most iconic ski destinations in North America. Few locations offer the same experience and potential new entrants face high barriers to entry, mostly due to the challenges of getting government approvals. To this point, almost no new destination ski resorts have been established in North America for over 35 years. The combination of these assets and the company’s focus on providing the widest offering to its customer base makes Vail Resorts a truly unique business with a formidable moat.1

RARE BUYING OPPORTUNITY

Companies with such a dominant market position rarely trade at a significant discount to intrinsic value. However, Covid’s impact on the global economy provided a rare buying opportunity earlier this year. Social distancing and travel concerns weighed on the stock. Investors feared the pandemic would impair Vail’s business. The stock traded down sharply from over $250 a share to under $150. Wall Street’s short-term focus gave us a unique buying opportunity.

BALANCE SHEET STABILITY

The company’s management has remained focused on maintaining a stable balance sheet that gives the business the flexibility to handle unexpected challenges. That conservative approach proved valuable to shareholders as the company was able to manage cash flows and avoid dilutive equity raises. Management made the prudent decision to cut the dividend to maintain additional liquidity and recently commented that they believe the business has the ability to withstand the next two ski seasons, even if there were to be limited activity due to Covid.

INTRIGUING VALUATION

The market has begun to recognize the tremendous value in Vail Resorts shares. However, we believe Wall Street continues to underestimate the intrinsic value of these unique assets and the conservative balance sheet. In our view, these advantages combined with the impressive historical free cash flow ability of the business provides a solid opportunity for investors going forward.

As of September 30, 2020, shares traded at $213.97, a 15% discount to our steadily growing private market value of $250.47.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

26	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/20

Ariel Fund

Number of shares	Common stocks—98.10%	Value

	Basic materials—1.03%
5,477,884	U.S. Silica Holdings, Inc.(a)	$16,433,652

	Consumer discretionary—35.71%
5,719,089	Mattel, Inc.(b)	66,913,341
632,804	Mohawk Industries, Inc.(b)	61,755,342
2,100,665	ViacomCBS, Inc.	58,839,627
3,173,966	Interpublic Group of Cos., Inc.	52,910,013
4,408,277	TEGNA, Inc.	51,797,255
5,134,489	MSG Networks, Inc.(b)	49,137,060
1,935,899	Adtalem Global Education, Inc.(b)	47,506,962
2,994,735	Nielsen Holdings plc	42,465,342
589,100	Madison Square Garden Entertainment Corp.(b)	40,347,459
2,981,414	Meredith Corp.	39,116,152
402,940	Royal Caribbean Cruises Ltd.	26,082,306
78,169	Vail Resorts, Inc.	16,725,821
1,012,665	Knowles Corp.(b)	15,088,709
		568,685,389

	Consumer staples—3.00%
413,245	J.M. Smucker Co.	47,738,062

	Energy—1.09%
1,136,410	Core Laboratories N.V.	17,341,617

	Financials—20.70%
2,021,203	Lazard Ltd., Class A	66,800,759
1,931,839	KKR & Co., Inc.	66,339,351
732,600	Northern Trust Corp.	57,120,822
974,888	First American Financial Corp.	49,631,548
593,300	Affiliated Managers Group, Inc.	40,569,854
1,159,249	Janus Henderson Group plc	25,178,888
467,207	BOK Financial Corp.	24,065,833
		329,707,055

	Health care—10.59%
2,489,515	Envista Holdings Corp.(b)	61,441,230
293,500	Laboratory Corp. of America Holdings(b)	55,257,245
50,581	Bio-Rad Laboratories, Inc.(b)	26,072,482
114,506	Charles River Laboratories Intl, Inc.(b)	25,929,884
		168,700,841

	Industrials—16.31%
365,463	Snap-on, Inc.	53,770,571
1,635,641	Kennametal, Inc.	47,335,451
854,700	Masco Corp.	47,119,611
177,500	Zebra Technologies Corp.(b)	44,811,650
407,785	Keysight Technologies, Inc.(b)	40,281,002
272,247	Simpson Manufacturing Co., Inc.	26,451,519
		259,769,804

	Real estate—5.53%
500,299	JLL	47,858,602
856,453	CBRE Group, Inc., Class A(b)	40,227,597
		88,086,199

	Utilities—4.14%
1,044,400	Stericycle, Inc.(b)	65,859,864

	Total common stocks (Cost $1,224,542,883)	1,562,322,483

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	27

Schedules of investments	09/30/20

Ariel Fund (continued)

Number of shares	Short-term investments—1.40%	Value

22,264,984	Northern Institutional Treasury Portfolio, 0.00%(c)	$22,264,984
	Total short-term investments (Cost $22,264,984)	22,264,984

	Total Investments—99.50% (Cost $1,246,807,867)	1,584,587,467

	Other Assets less Liabilities—0.50%	7,918,852

	Net Assets—100.00%	$1,592,506,319

Ariel Appreciation Fund

Number of shares	Common stocks—98.89%	Value

	Consumer discretionary—25.97%
3,337,400	Mattel, Inc.(b)	$39,047,580
974,200	BorgWarner, Inc.	37,740,508
2,069,930	Interpublic Group of Cos., Inc.	34,505,733
94,600	Vail Resorts, Inc.	20,241,562
667,298	ViacomCBS, Inc.	18,691,017
1,216,700	Knowles Corp.(b)	18,128,830
191,300	CarMax, Inc.(b)	17,582,383
1,196,224	Nielsen Holdings plc	16,962,456
1,727,937	MSG Networks, Inc.(b)	16,536,357
255,500	Omnicom Group, Inc.	12,647,250
175,188	Madison Square Garden Entertainment Corp.(b)	11,998,626
326,900	Carnival Corp.	4,962,342
315,600	Nordstrom, Inc.	3,761,952
		252,806,596

	Consumer staples—5.87%
277,375	J.M. Smucker Co.	32,042,360
463,900	Walgreens Boots Alliance, Inc.	16,663,288
250,200	Molson Coors Brewing Co.	8,396,712
		57,102,360

	Energy—0.78%
839,400	National Oilwell Varco	7,604,964

	Financials—32.95%
552,400	Northern Trust Corp.	43,070,628
410,900	Progressive Corp.	38,899,903
1,035,420	Lazard Ltd., Class A	34,220,631
913,700	Aflac, Inc.	33,212,995
605,300	First American Financial Corp.	30,815,823
585,189	BOK Financial Corp.	30,143,085
143,500	Goldman Sachs Group, Inc.	28,839,195
729,200	The Charles Schwab Corp.	26,418,916
605,368	KKR & Co., Inc.	20,788,337
313,489	Houlihan Lokey, Inc.	18,511,526
75,954	Willis Towers Watson plc	15,860,714
		320,781,753

The accompanying notes are an integral part of the financial statements
28	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/20

Ariel Appreciation Fund (continued)

Number of shares	Common stocks—98.89%	Value

	Health care—13.68%
177,800	Laboratory Corp. of America Holdings(b)	$33,474,406
236,400	Zimmer Biomet Holdings, Inc.	32,183,496
1,236,122	Envista Holdings Corp.(b)	30,507,491
399,215	Cardinal Health, Inc.	18,743,144
80,680	Charles River Laboratories Intl, Inc.(b)	18,269,986
		133,178,523

	Industrials—14.15%
221,999	Stanley Black & Decker, Inc.	36,008,238
1,136,700	Kennametal, Inc.	32,896,098
151,400	Snap-on, Inc.	22,275,482
213,415	Keysight Technologies, Inc.(b)	21,081,134
101,600	Littelfuse, Inc.	18,017,744
207,300	FLIR Systems, Inc.	7,431,705
		137,710,401

	Real estate—2.16%
448,050	CBRE Group, Inc., Class A(b)	21,044,909

	Utilities—3.33%
513,600	Stericycle, Inc.(b)	32,387,616

	Total common stocks (Cost $712,749,047)	962,617,122

Number of shares	Short-term investments—0.18%	Value

1,722,918	Northern Institutional Treasury Portfolio, 0.00%(c)	$1,722,918

	Total short-term investments (Cost $1,722,918)	1,722,918

	Total Investments—99.07% (Cost $714,471,965)	964,340,040

	Other Assets less Liabilities—0.93%	9,073,402

	Net Assets—100.00%	$973,413,442

Ariel Focus Fund

Number of shares	Common stocks—98.70%	Value

	Basic materials—4.18%
102,000	Mosaic Co.	$1,863,540

	Consumer discretionary—21.70%
88,572	ViacomCBS, Inc.	2,480,902
55,000	BorgWarner, Inc.	2,130,700
30,300	Madison Square Garden Entertainment Corp.(b)	2,075,247
123,900	Nielsen Holdings plc	1,756,902
12,600	Mohawk Industries, Inc.(b)	1,229,634
		9,673,385

	Consumer staples—2.77%
10,700	J.M. Smucker Co.	1,236,064

	Energy—2.33%
82,800	Apache Corp.	784,116
28,100	National Oilwell Varco	254,586
		1,038,702

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	29

Schedules of investments	09/30/20

Ariel Focus Fund (continued)

Number of shares	Common stocks—98.70%	Value

	Financials—25.21%
67,000	Lazard Ltd., Class A	$2,214,350
10,900	Goldman Sachs Group, Inc.	2,190,573
18,200	Progressive Corp.	1,722,994
36,500	KKR & Co., Inc.	1,253,410
23,000	First American Financial Corp.	1,170,930
22,500	BOK Financial Corp.	1,158,975
29,800	Bank of New York Mellon Corp.	1,023,332
22,300	Pershing Square Tontine Holdings Ltd.(b)	505,987
		11,240,551

	Health care—15.87%
17,800	Zimmer Biomet Holdings, Inc.	2,423,292
9,100	Laboratory Corp. of America Holdings(b)	1,713,257
11,250	Johnson & Johnson	1,674,900
79,800	Hanger, Inc.(b)	1,262,436
		7,073,885

	Industrials—20.99%
17,100	Snap-on, Inc.	2,515,923
100,300	Western Union Co.	2,149,429
4,481	Lockheed Martin Corp.	1,717,477
7,600	Stanley Black & Decker, Inc.	1,232,720
4,250	Zebra Technologies Corp.(b)	1,072,955
80,500	Team, Inc.(b)	442,750
6,400	FLIR Systems, Inc.	229,440
		9,360,694

	Technology—5.65%
42,200	Oracle Corp.	2,519,340

	Total common stocks (Cost $40,253,290)	44,006,161

Number of shares	Short-term investments—1.30%	Value

578,592	Northern Institutional Treasury Portfolio, 0.00%(c)	$578,592

	Total short-term investments (Cost $578,592)	578,592

	Total Investments—100.00% (Cost $40,831,882)	44,584,753

	Other Assets less Liabilities—(0.00)%	(467)

	Net Assets—100.00%	$44,584,286

Ariel International Fund

Number of shares	Common stocks—88.71%	Value

	Belgium—0.26%
32,445	KBC Group NV	$1,627,738

	Canada—0.40%
154,183	Element Fleet Management Corp.	1,282,977
52,813	IGM Financial, Inc.	1,210,905
		2,493,882

	China—7.95%
4,713,500	China Mobile Ltd.	30,074,977
152,605	Baidu, Inc. ADR(b)	19,318,267
		49,393,244

The accompanying notes are an integral part of the financial statements.
30	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/20

Ariel International Fund (continued)

Number of shares	Common stocks—88.71%	Value

	Denmark—0.94%
84,207	Novo Nordisk A/S	$5,826,288

	Finland—2.61%
2,602,402	Nokia Corp. ADR(b)	10,175,392
1,368,785	Nokia Corp.(b)	5,376,187
24,511	Nokian Renkaat Corp.	694,021
		16,245,600

	France—5.49%
237,557	Michelin (CGDE)	25,546,195
50,361	Thales SA	3,788,376
92,662	Vivendi SA	2,585,669
13,491	Safran SA(b)	1,335,632
16,304	Societe BIC SA	855,615
		34,111,487

	Germany—11.73%
300,205	Deutsche Boerse AG	52,725,910
5,766,478	Telefonica Deutschland Holding	14,799,626
187,858	Rocket Internet SE(b)	4,109,942
8,383	Beiersdorf AG	953,379
4,208	Fresenius Medical Care AG & Co. KGaA	355,323
		72,944,180

	Hong Kong—0.54%
361,500	CLP Holdings Ltd.	3,358,430

	Italy—4.06%
4,277,076	Snam SpA	22,009,334
507,580	Italgas SpA	3,204,679
		25,214,013

	Japan—22.13%
86,600	Nintendo Co., Ltd.	48,988,347
925,100	Nippon Telegraph & Telephone Corp.	18,859,005
436,700	NTT DOCOMO, Inc.	16,086,659
744,200	Subaru Corp.	14,338,543
683,500	Japan Tobacco, Inc.	12,443,180
372,100	Bridgestone Corp.	11,702,989
68,500	Secom Co., Ltd.	6,239,141
48,500	Daito Trust Construction Co., Ltd.	4,285,972
62,000	Ono Pharmaceutical Co., Ltd.	1,942,332
61,200	Sankyo Co., Ltd.	1,598,691
43,500	KDDI Corp.	1,095,491
		137,580,350

	Luxembourg—0.27%
41,884	RTL Group(b)	1,650,974

	Netherlands—5.12%
1,075,781	Koninklijke Ahold Delhaize N.V.	31,847,812

	Peru—0.15%
7,527	Credicorp Ltd.	933,273

	Portugal—0.05%
18,112	Jeronimo Martins SGPS SA	291,031

	Singapore—0.13%
116,300	Singapore Exchange Ltd.	779,565

The accompanying notes are an integral part of the financial statements
ARIELINVESTMENTS.COM	31

Schedules of investments	09/30/20

Ariel International Fund (continued)

Number of shares	Common stocks—88.71%	Value

	Spain—4.10%
786,702	Endesa SA	$21,057,680
413,939	Tecnicas Reunidas SA(b)	4,430,997
		25,488,677

	Switzerland—10.44%
141,789	Roche Holding AG	48,515,068
20,344	Swisscom AG	10,792,116
49,337	Novartis AG	4,280,462
5,834	Novartis AG ADR	507,325
3,598	Nestle SA	427,127
2,042	Kuehne & Nagel Intl, AG	397,514
		64,919,612

	United Kingdom—6.56%
1,737,082	GlaxoSmithKline plc	32,545,765
426,603	National Grid plc	4,898,057
2,078,308	Vodafone Group plc	2,753,616
26,627	St. James’s Place plc	319,874
22,248	Close Brothers Group plc	293,106
		40,810,418

	United States—5.78%
433,955	Philip Morris Intl, Inc.	32,542,285
28,410	Check Point Software Technologies Ltd.(b)	3,418,859
		35,961,144
	Total common stocks (Cost $502,438,110)	551,477,718

Number of shares	Short-term investments—6.72%	Value
41,765,373	Northern Institutional Treasury Portfolio, 0.00%(c)	$41,765,373
	Total short-term investments (Cost $41,765,373)	41,765,373

	Total Investments—95.43% (Cost $544,203,483)	593,243,091

	Cash, Foreign Currency, Other Assets less Liabilities—4.57%	28,404,099

	Net Assets—100.00%	$621,647,190

The accompanying notes are an integral part of the financial statements.
32	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/20

Ariel International Fund (continued)

Open foreign currency contracts as of September 30, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

11/10/2020	UBS AG	AUD	45,067,099	USD	32,266,240	$16,315

Subtotal UBS AG						16,315

11/10/2020	Northern Trust	SGD	7,687,606	USD	5,599,518	32,478

Subtotal Northern Trust						32,478

11/10/2020	JPMorgan Chase	AUD	1,989,263	CHF	1,301,000	10,788
11/10/2020	JPMorgan Chase	JPY	839,398,727	EUR	6,742,348	50,780
11/10/2020	JPMorgan Chase	JPY	356,681,615	EUR	2,864,273	22,423
11/10/2020	JPMorgan Chase	EUR	6,742,348	JPY	834,012,535	314
11/10/2020	JPMorgan Chase	EUR	2,864,273	JPY	354,303,810	134
11/10/2020	JPMorgan Chase	JPY	1,203,442,634	USD	11,414,347	1,757

Subtotal JPMorgan Chase						86,196

Subtotal - Open forward currency contracts with unrealized appreciation						$134,989

Open forward currency contracts with unrealized depreciation
11/10/2020	UBS AG	USD	25,895,484	CNH	181,425,731	$(767,963)
11/10/2020	UBS AG	NOK	10,860,224	EUR	1,021,694	(34,538)
11/10/2020	UBS AG	SEK	22,790,421	EUR	2,217,036	(55,775)
11/10/2020	UBS AG	GBP	31,225,858	USD	40,869,309	(568,517)
11/10/2020	UBS AG	NOK	27,271,485	USD	3,019,205	(95,274)
11/10/2020	UBS AG	SEK	101,248,837	USD	11,586,224	(276,039)

Subtotal UBS AG						(1,798,106)

11/10/2020	Northern Trust	USD	4,369,937	CNH	30,620,586	(130,254)

Subtotal Northern Trust						(130,254)

11/10/2020	JPMorgan Chase	USD	1,830,378	CAD	2,443,223	(4,728)
11/10/2020	JPMorgan Chase	JPY	1,009,983,886	CNH	66,915,731	(253,436)
11/10/2020	JPMorgan Chase	USD	11,382,236	JPY	1,203,442,634	(33,868)

Subtotal JPMorgan Chase						(292,032)

Subtotal - Open forward currency contracts with unrealized depreciation						$(2,220,392)

Net unrealized appreciation (depreciation) on forward currency contracts						$(2,085,403)

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	33

Schedules of investments	09/30/20

Ariel Global Fund

Number of shares	Common stocks—91.71%	Value

	Brazil—0.74%
180,757	BB Seguridade Participacoes SA	$781,170

	Canada—0.19%
8,761	IGM Financial, Inc.	200,874

	China—10.92%
49,702	Baidu, Inc. ADR(b)	6,291,776
819,500	China Mobile Ltd.	5,228,905
1,475	China Mobile Ltd. ADR	47,436
		11,568,117

	Denmark—0.37%
5,700	Novo Nordisk A/S	394,383

	Finland—1.87%
280,515	Nokia Corp. ADR(b)	1,096,814
225,709	Nokia Corp.(b)	886,519
		1,983,333

	France—3.64%
29,915	Michelin (CGDE)	3,216,973
11,179	Vivendi SA	311,942
2,248	Safran SA(b)	222,556
1,421	Thales SA	106,894
		3,858,365

	Germany—4.28%
22,718	Deutsche Boerse AG	3,990,031
213,244	Telefonica Deutschland Holding	547,289
		4,537,320

	Hong Kong—0.17%
19,000	CLP Holdings Ltd.	176,515

	Italy—1.12%
229,725	Snam SpA	1,182,138

	Japan—11.82%
8,050	Nintendo Co., Ltd.	4,553,767
99,100	Nippon Telegraph & Telephone Corp.	2,020,244
89,200	Subaru Corp.	1,718,621
38,800	NTT DOCOMO, Inc.	1,429,270
65,600	Japan Tobacco, Inc.	1,194,254
37,200	Bridgestone Corp.	1,169,984
2,900	Secom Co., Ltd.	264,139
1,900	Daito Trust Construction Co., Ltd.	167,904
		12,518,183

	Mexico—0.25%
111,675	Wal-Mart de Mexico SAB de CV	267,931

	Netherlands—0.53%
19,068	Koninklijke Ahold Delhaize N.V.	564,496

	Peru—0.33%
2,790	Credicorp Ltd.	345,932

	South Africa—0.09%
30,594	Sanlam Ltd.	94,960

	South Korea—1.34%
20,104	KT&G Corp.	1,419,785

The accompanying notes are an integral part of the financial statements.
34	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/20

Ariel Global Fund (continued)

Number of shares	Common stocks—91.71%	Value

	Spain—1.76%
69,744	Endesa SA	$1,866,840

	Switzerland—7.69%
23,349	Roche Holding AG	7,989,183
1,846	Novartis AG	160,158
		8,149,341

	Taiwan—0.21%
36,000	Catcher Technology Co., Ltd.	225,606

	Thailand—0.48%
210,600	Kasikornbank PCL	511,754

	United Kingdom—5.95%
282,333	GlaxoSmithKline plc	5,289,758
47,173	National Grid plc	541,619
31,640	Vodafone Group plc ADR	424,609
35,971	Vodafone Group plc	47,659
		6,303,645

	United States—37.96%
50,540	Microsoft Corp.	10,630,078
74,711	Philip Morris Intl, Inc.	5,602,578
83,289	Gilead Sciences, Inc.	5,263,032
21,921	Berkshire Hathaway, Inc., Class B(b)	4,667,858
26,234	Johnson & Johnson	3,905,718
39,942	Verizon Communications, Inc.	2,376,150
35,003	Amdocs Ltd.	2,009,522
44,017	Equity Commonwealth	1,172,173
25,350	NetApp, Inc.	1,111,344
28,093	Foot Locker, Inc.	927,912
51,818	Tapestry, Inc.	809,915
9,057	Bristol-Myers Squibb Co.	546,046
8,902	U.S. Bancorp	319,137
2,369	Check Point Software Technologies Ltd.(b)	285,086
67,671	Acacia Research Corp.(b)	234,818
2,104	Intercontinental Exchange, Inc.	210,505
2,542	Cisco Systems, Inc.	100,129
948	InterDigital, Inc.	54,093
		40,226,094
	Total common stocks (Cost $81,149,103)	97,176,782

Number of shares	Short-term investments—6.30%	Value

6,679,069	Northern Institutional Treasury Portfolio, 0.00%(c)	$6,679,069
	Total short-term investments (Cost $6,679,069)	6,679,069

	Total Investments—98.01% (Cost $87,828,172)	103,855,851

	Cash, Foreign Currency, Other Assets less Liabilities—1.99%	2,106,544

	Net Assets—100.00%	$105,962,395

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	35

Schedules of investments	09/30/20

Ariel Global Fund (continued)

Open foreign currency contracts as of September 30, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

11/10/2020	UBS AG	USD	675,387	GBP	516,024	$9,395

11/10/2020	UBS AG	CAD	1,196,366	EUR	761,334	5,191

11/10/2020	UBS AG	CAD	508,107	USD	380,597	1,042

Subtotal UBS AG						15,628

11/10/2020	Northern Trust	USD	420,623	GBP	321,420	5,791

11/10/2020	Northern Trust	SGD	748,729	USD	545,361	3,163

Subtotal Northern Trust						8,954

11/10/2020	JPMorgan Chase	USD	515,637	GBP	393,960	7,183

11/10/2020	JPMorgan Chase	AUD	1,715,898	EUR	1,043,745	4,334

11/10/2020	JPMorgan Chase	USD	793,270	EUR	673,505	2,934

11/10/2020	JPMorgan Chase	USD	742,632	EUR	630,512	2,747

11/10/2020	JPMorgan Chase	USD	733,694	EUR	622,923	2,714

11/10/2020	JPMorgan Chase	USD	550,872	EUR	467,703	2,037

11/10/2020	JPMorgan Chase	AUD	524,721	CHF	343,000	3,034

11/10/2020	JPMorgan Chase	CAD	596,121	CHF	407,753	4,526

11/10/2020	JPMorgan Chase	USD	720,094	CHF	657,314	5,605

11/10/2020	JPMorgan Chase	USD	364,651	CHF	332,921	2,771

Subtotal JP Morgan Chase						37,885

Subtotal - Open forward currency contracts with unrealized appreciation						$62,467

Open forward currency contracts with unrealized depreciation

11/10/2020	UBS AG	USD	3,603,974	CNH	25,249,719	(106,880)

11/10/2020	UBS AG	NOK	1,972,678	EUR	185,583	(6,274)

11/10/2020	UBS AG	SEK	3,379,887	EUR	328,793	(8,272)

Subtotal UBS AG						(121,426)

11/10/2020	Northern Trust	SEK	2,114,592	GBP	185,007	(2,560)

11/10/2020	Northern Trust	USD	723,287	CNH	4,964,515	(6,329)

11/10/2020	Northern Trust	USD	503,776	CNH	3,530,007	(15,016)

11/10/2020	Northern Trust	USD	564,211	CNH	3,953,482	(16,817)

Subtotal Northern Trust						(40,722)

11/10/2020	JPMorgan Chase	USD	368,460	JPY	38,957,271	(1,096)

11/10/2020	JPMorgan Chase	USD	410,868	JPY	43,441,045	(1,223)

11/10/2020	JPMorgan Chase	USD	1,107,720	JPY	117,119,139	(3,296)

Subtotal JP Morgan Chase						(5,615)

Subtotal - Open forward currency contracts with unrealized depreciation						$(167,763)

Net unrealized appreciation (depreciation) on forward currency contracts						$(105,296)

ADR American Depositary Receipt

(a) Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(b) Non-income producing.

(c) The rate presented is the 7-day current yield as of September 30, 2020.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.
36	SLOW AND STEADY WINS THE RACE

Statements of assets & liabilities	09/30/20

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,153,588,192, $712,749,047 and $40,253,290, respectively)	$1,545,888,831		$962,617,122	$44,006,161
Investments in affiliated issuers, at value (cost $70,954,691)	16,433,652	(a)	—	—
Short-term investments, at value (cost $22,264,984, $1,722,918 and $578,592, respectively)	22,264,984		1,722,918	578,592
Dividends and interest receivable	1,488,253		1,002,384	25,531
Receivable for fund shares sold	751,216		213,325	1,575
Receivable for securities sold	6,737,989		14,046,468	—
Prepaid and other assets	6,318		17,458	209

Total assets	1,593,571,243		979,619,675	44,612,068

Liabilities:
Payable for securities purchased	—		5,122,789	—
Payable for fund shares redeemed	571,175		757,784	—
Other liabilities	493,749		325,660	27,782

Total liabilities	1,064,924		6,206,233	27,782

Net assets	$1,592,506,319		$973,413,442	$44,584,286

Net assets consist of:
Paid-in capital	$1,216,694,191		$631,070,760	$40,428,289
Distributable earnings	375,812,128		342,342,682	4,155,997

Net assets	$1,592,506,319		$973,413,442	$44,584,286

Investor class shares:
Net assets	$995,860,968		$777,404,411	$31,852,506
Shares outstanding (no par value, unlimited authorized)	18,307,025		20,057,981	2,624,934
Net asset value, offering and redemption price per share	$54.40		$38.76	$12.13

Institutional class shares:
Net assets	$596,645,351		$196,009,031	$12,731,780
Shares outstanding (no par value, unlimited authorized)	10,942,171		5,043,480	1,048,379
Net asset value, offering and redemption price per share	$54.53		$38.86	$12.14

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	37

Statements of assets & liabilities	09/30/20

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $502,438,110 and $81,149,103, respectively)	$551,477,718	$97,176,782
Short-term investments, at value (cost $41,765,373 and $6,679,069, respectively)	41,765,373	6,679,069
Foreign currencies (cost $34,598,629 and $883,928, respectively)	34,635,922	883,378
Dividends and interest receivable	2,097,146	443,241
Receivable for dividend reclaims	3,341,479	391,100
Receivable for fund shares sold	225,052	556,151
Receivable for securities and foreign currencies sold	722	—
Unrealized appreciation on forward currency contracts	134,989	62,467
Prepaid and other assets	2,781	389

Total assets	633,681,182	106,192,577

Liabilities:
Payable for securities and foreign currencies purchased	9,670,194	30,588
Payable for fund shares redeemed	57,271	—
Unrealized depreciation on forward currency contracts	2,220,392	167,763
Other liabilities	86,135	31,831

Total liabilities	12,033,992	230,182

Net assets	$621,647,190	$105,962,395

Net assets consist of:
Paid-in capital	$610,745,458	$92,500,888
Distributable earnings	10,901,732	13,461,507

Net assets	$621,647,190	$105,962,395

Investor class shares:
Net assets	$21,876,798	$10,733,063
Shares outstanding (no par value, unlimited authorized)	1,599,304	698,848
Net asset value, offering and redemption price per share	$13.68	$15.36

Institutional class shares:
Net assets	$599,770,392	$95,229,332
Shares outstanding (no par value, unlimited authorized)	44,782,798	6,403,413
Net asset value, offering and redemption price per share	$13.39	$14.87

The accompanying notes are an integral part of the financial statements.
38	SLOW AND STEADY WINS THE RACE

Statements of operations	YEAR ENDED 09/30/20

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated issuers	$28,776,253		$23,228,281	$1,125,276
Affiliated issuers	2,207,876	(a)	—	—
Interest	187,748		120,609	9,007

Total investment income	31,171,877		23,348,890	1,134,283

Expenses:
Management fees	10,638,175		7,898,123	331,861
Distribution fees (Investor Class)	2,816,148		2,185,630	93,765
Shareholder service fees
Investor Class	1,007,196		671,466	23,849
Institutional Class	374,644		101,186	2,633
Transfer agent fees and expenses
Investor Class	260,948		214,735	18,690
Institutional Class	92,395		34,139	3,586
Printing and postage expenses
Investor Class	377,412		242,920	16,869
Institutional Class	53,800		32,162	507
Trustees’ fees and expenses	418,564		258,373	11,925
Professional fees	151,829		101,532	26,112
Custody fees and expenses	26,100		18,117	4,959
Federal and state registration fees	54,944		43,388	37,481
Interest expense	206		111	68
Miscellaneous expenses	237,292		152,914	15,247

Total expenses before reimbursements	16,509,653		11,954,796	587,552
Expense reimbursements	—		—	(110,872)

Net expenses	16,509,653		11,954,796	476,680

Net investment income	14,662,224		11,394,094	657,603

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	80,596,094		96,520,017	606,889
Affiliated issuers	(1,700,238	)(a)	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	(162,073,122)		(180,263,930)	(5,065,029)
Affiliated issuers	(106,585,602	)(a)	—	—

Net gain (loss) on investments	(189,762,868)		(83,743,913)	(4,458,140)

Net increase (decrease) in net assets resulting from operations	$(175,100,644)		$(72,349,819)	$(3,800,537)

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	39

Statements of operations	YEAR ENDED 09/30/20

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$18,780,760 (a)	$2,818,590 (a)
Interest	118,966	44

Total investment income	18,899,726	2,818,634

Expenses:
Management fees	5,298,713	805,337
Distribution fees (Investor Class)	55,086	28,456
Shareholder service fees
Investor Class	14,614	8,964
Institutional Class	128,979	11,473
Transfer agent fees and expenses
Investor Class	4,156	5,620
Institutional Class	80,828	10,845
Printing and postage expenses
Investor Class	6,826	6,729
Institutional Class	1,386	694
Trustees’ fees and expenses	156,957	23,442
Professional fees	81,581	38,537
Custody fees and expenses	351,097	25,988
Administration fees	49,567	15,143
Fund accounting fees	33,812	11,191
Federal and state registration fees	44,931	39,191
Interest expense	503	—
Miscellaneous expenses	106,454	35,182

Total expenses before reimbursements	6,415,490	1,066,792
Expense reimbursements	(531,814)	(152,465)

Net expenses	5,883,676	914,327

Net investment income	13,016,050	1,904,307

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(37,977,850)	(1,460,734)
Translation of assets and liabilities in foreign currencies	52,641	(7,541)
Forward currency contracts	2,237,685	(588,832)

Total	(35,687,524)	(2,057,107)

Change in net unrealized appreciation (depreciation) on:
Investments	39,550,674	4,281,133
Translation of assets and liabilities in foreign currencies	514,276	27,001
Forward currency contracts	(783,596)	(107,698)

Total	39,281,354	4,200,436

Net gain (loss) on investments	3,593,830	2,143,329

Net increase (decrease) in net assets resulting from operations	$16,609,880	$4,047,636

(a)Net of $2,045,892 and $239,930 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.
40	SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income (loss)	$14,662,224	$22,948,503	$11,394,094	$15,267,901
Net realized gain (loss) on investments	78,895,856	118,279,091	96,520,017	92,593,741
Change in net unrealized appreciation (depreciation) on investments	(268,658,724)	(303,261,071)	(180,263,930)	(184,014,159)

Net increase (decrease) in net assets from operations	(175,100,644)	(162,033,477)	(72,349,819)	(76,152,517)

Distributions to shareholders:
Investor Class	(76,888,411)	(121,436,612)	(75,047,808)	(74,863,766)
Institutional Class	(46,679,751)	(55,975,419)	(22,869,083)	(15,836,105)

Total distributions	(123,568,162)	(177,412,031)	(97,916,891)	(90,699,871)

Share transactions:
Value of shares issued
Investor Class	79,382,425	116,556,382 (a)	48,222,602	51,028,975
Institutional Class	99,895,664	323,922,186 (a)	38,142,541	109,586,371
Value of shares issued in reinvestment of dividends and distributions
Investor Class	74,932,867	119,065,017	73,132,225	73,152,298
Institutional Class	45,595,738	55,435,521	21,956,039	15,069,678
Value of shares redeemed
Investor Class	(268,767,987)	(282,090,577)	(206,912,734)	(308,080,536)
Institutional Class	(185,472,150)	(209,043,725)	(125,868,943)	(68,570,363)

Net increase (decrease) in net assets from share transactions	(154,433,443)	123,844,804	(151,328,270)	(127,813,577)

Total increase (decrease) in net assets	(453,102,249)	(215,600,704)	(321,594,980)	(294,665,965)

Net assets:
Beginning of year	2,045,608,568	2,261,209,272	1,295,008,422	1,589,674,387

End of year	$1,592,506,319	$2,045,608,568	$973,413,442	$1,295,008,422

Capital share transactions:
Investor shares
Shares sold	1,417,055	1,813,506 (a)	1,211,421	1,170,467
Shares issued to holders in reinvestment of dividends	1,185,100	1,897,547	1,681,654	1,696,245
Shares redeemed	(4,841,850)	(4,455,367)	(5,270,167)	(7,148,786)

Net increase (decrease)	(2,239,695)	(744,314)	(2,377,092)	(4,282,074)

Institutional shares
Shares sold	1,856,746	5,078,350 (a)	998,772	2,492,412
Shares issued to holders in reinvestment of dividends	718,813	886,283	503,224	351,123
Shares redeemed	(3,323,374)	(3,277,965)	(3,152,070)	(1,545,478)

Net increase (decrease)	(747,815)	2,686,668	(1,650,074)	1,298,057

(a)These amounts include the value of shares issued through the reorganization of Ariel Discovery Fund into Ariel Fund of $4,965,629 and $14,356,814 and shares issued from the reorganization of 75,749 and 218,695 for Investor Class and Institutional Class, respectively.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	41

Statements of changes in net assets

	Ariel Focus Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income (loss)	$657,603	$770,096
Net realized gain (loss) on investments	606,889	(134,698)
Change in net unrealized appreciation (depreciation) on investments	(5,065,029)	(5,793,427)

Net increase (decrease) in net assets from operations	(3,800,537)	(5,158,029)

Distributions to shareholders:
Investor Class	(449,140)	(2,567,313)
Institutional Class	(190,860)	(1,252,679)

Total distributions	(640,000)	(3,819,992)

Share transactions:
Value of shares issued
Investor Class	8,769,052	7,999,737
Institutional Class	291,013	1,724,291
Value of shares issued in reinvestment of dividends and distributions
Investor Class	391,077	2,250,259
Institutional Class	182,516	1,186,707
Value of shares redeemed
Investor Class	(14,491,053)	(8,764,504)
Institutional Class	(2,439,574)	(4,989,722)

Net increase (decrease) in net assets from share transactions	(7,296,969)	(593,232)

Total increase (decrease) in net assets	(11,737,506)	(9,571,253)

Net assets:
Beginning of year	56,321,792	65,893,045

End of year	$44,584,286	$56,321,792

Capital share transactions:
Investor shares
Shares sold	723,170	635,992
Shares issued to holders in reinvestment of dividends	28,587	179,404
Shares redeemed	(1,289,759)	(695,801)

Net increase (decrease)	(538,002)	119,595

Institutional shares
Shares sold	24,788	136,137
Shares issued to holders in reinvestment of dividends	13,361	94,584
Shares redeemed	(196,443)	(440,749)

Net increase (decrease)	(158,294)	(210,028)

The accompanying notes are an integral part of the financial statements.
42	SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income (loss)	$13,016,050	$17,661,678	$1,904,307	$2,261,856
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(35,687,524)	(16,028,175)	(2,057,107)	1,154,087
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	39,281,354	(14,904,463)	4,200,436	(7,624,720)

Net increase (decrease) in net assets from operations	16,609,880	(13,270,960)	4,047,636	(4,208,777)

Distributions to shareholders:
Investor Class	(386,371)	(493,805)	(534,437)	(427,827)
Institutional Class	(14,313,629)	(9,261,318)	(4,196,383)	(3,493,124)

Total distributions	(14,700,000)	(9,755,123)	(4,730,820)	(3,920,951)

Share transactions:
Value of shares issued
Investor Class	5,222,931	4,453,870	1,499,744	2,595,157
Institutional Class	92,622,193	227,428,221	19,949,287	22,429,052
Value of shares issued in reinvestment of dividends and distributions
Investor Class	355,381	471,981	461,661	372,292
Institutional Class	13,880,644	8,975,997	4,177,327	3,433,255
Value of shares redeemed
Investor Class	(8,896,414)	(31,784,545)	(3,140,666)	(4,645,873)
Institutional Class	(230,913,115)	(113,239,539)	(2,185,004)	(64,577,573)

Net increase (decrease) in net assets from share transactions	(127,728,380)	96,305,985	20,762,349	(40,393,690)

Total increase (decrease) in net assets	(125,818,500)	73,279,902	20,079,165	(48,523,418)

Net assets:
Beginning of year	747,465,690	674,185,788	85,883,230	134,406,648

End of year	$621,647,190	$747,465,690	$105,962,395	$85,883,230

Capital share transactions:
Investor shares
Shares sold	392,295	337,981	98,772	169,063
Shares issued to holders in reinvestment of dividends	25,787	37,752	29,826	25,726
Shares redeemed	(669,750)	(2,418,338)	(219,556)	(302,833)

Net increase (decrease)	(251,668)	(2,042,605)	(90,958)	(108,044)

Institutional shares
Shares sold	7,029,709	17,554,342	1,334,079	1,521,524
Shares issued to holders in reinvestment of dividends	1,033,555	735,258	279,454	245,457
Shares redeemed	(18,115,827)	(8,785,066)	(151,791)	(4,309,256)

Net increase (decrease)	(10,052,563)	9,504,534	1,461,742	(2,542,275)

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	43

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Fund (Investor Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$63.40	$74.58	$69.11	$63.74	$63.93
Income from investment operations:
Net investment income (loss)	0.50	0.65	0.57	0.52	0.62
Net realized and unrealized gain (loss) on investments	(5.72)	(6.10)	9.31	9.07	8.86

Total from investment operations	(5.22)	(5.45)	9.88	9.59	9.48

Distributions to shareholders:
Dividends from net investment income	(0.55)	(0.59)	(0.48)	(0.18)	(0.41)
Distributions from capital gains	(3.23)	(5.14)	(3.93)	(4.04)	(9.26)

Total distributions	(3.78)	(5.73)	(4.41)	(4.22)	(9.67)

Net asset value, end of year	$54.40	$63.40	$74.58	$69.11	$63.74

Total return	(9.03)%	(7.17)%	14.98%	15.76%	15.55%

Supplemental data and ratios:
Net assets, end of year, in thousands	$995,861	$1,302,745	$1,587,936	$1,542,730	$1,467,270
Ratio of expenses to average net assets	1.04%	1.02%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	0.70%	0.97%	0.74%	0.72%	1.02%
Portfolio turnover rate	23%	22%	19%	14%	20%

	Year ended September 30
Ariel Fund (Institutional Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$63.55	$74.78	$69.28	$63.87	$64.08
Income from investment operations:
Net investment income (loss)	0.58	0.74	0.73	0.63	0.77
Net realized and unrealized gain (loss) on investments	(5.62)	(6.03)	9.38	9.19	8.91

Total from investment operations	(5.04)	(5.29)	10.11	9.82	9.68

Distributions to shareholders:
Dividends from net investment income	(0.75)	(0.80)	(0.68)	(0.37)	(0.63)
Distributions from capital gains	(3.23)	(5.14)	(3.93)	(4.04)	(9.26)

Total distributions	(3.98)	(5.94)	(4.61)	(4.41)	(9.89)

Net asset value, end of year	$54.53	$63.55	$74.78	$69.28	$63.87

Total return	(8.74)%	(6.86)%	15.30%	16.11%	15.87%

Supplemental data and ratios:
Net assets, end of year, in thousands	$596,645	$742,864	$673,273	$593,887	$521,595
Ratio of expenses to average net assets	0.72%	0.70%	0.72%	0.71%	0.72%
Ratio of net investment income to average net assets	1.01%	1.31%	1.03%	1.01%	1.31%
Portfolio turnover rate	23%	22%	19%	14%	20%

The accompanying notes are an integral part of the financial statements.
44	SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$44.43	$49.48	$50.91	$48.90	$48.01
Income from investment operations:
Net investment income (loss)	0.48	0.62	0.40	0.51	0.70
Net realized and unrealized gain (loss) on investments	(2.77)	(2.83)	4.17	5.21	5.62

Total from investment operations	(2.29)	(2.21)	4.57	5.72	6.32

Distributions to shareholders:
Dividends from net investment income	(0.42)	(0.42)	(0.39)	(0.30)	(0.50)
Distributions from capital gains	(2.96)	(2.42)	(5.61)	(3.41)	(4.93)

Total distributions	(3.38)	(2.84)	(6.00)	(3.71)	(5.43)

Net asset value, end of year	$38.76	$44.43	$49.48	$50.91	$48.90

Total return	(5.93)%	(4.23)%	9.90%	12.41%	13.66%

Supplemental data and ratios:
Net assets, end of year, in thousands	$777,404	$996,797	$1,321,843	$1,450,735	$1,483,144
Ratio of expenses to average net assets	1.15%	1.14%	1.13%	1.12%	1.12%
Ratio of net investment income to average net assets	0.98%	1.05%	0.72%	0.94%	1.43%
Portfolio turnover rate	24%	18%	11%	20%	14%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$44.55	$49.64	$51.07	$49.03	$48.17
Income from investment operations:
Net investment income (loss)	0.60	0.59	0.48	0.59	0.72
Net realized and unrealized gain (loss) on investments	(2.77)	(2.68)	4.25	5.30	5.76

Total from investment operations	(2.17)	(2.09)	4.73	5.89	6.48

Distributions to shareholders:
Dividends from net investment income	(0.56)	(0.58)	(0.55)	(0.44)	(0.69)
Distributions from capital gains	(2.96)	(2.42)	(5.61)	(3.41)	(4.93)

Total distributions	(3.52)	(3.00)	(6.16)	(3.85)	(5.62)

Net asset value, end of year	$38.86	$44.55	$49.64	$51.07	$49.03

Total return	(5.65)%	(3.91)%	10.21%	12.78%	14.01%

Supplemental data and ratios:
Net assets, end of year, in thousands	$196,009	$298,211	$267,831	$247,526	$219,206
Ratio of expenses to average net assets	0.84%	0.82%	0.82%	0.81%	0.82%
Ratio of net investment income to average net assets	1.26%	1.39%	1.03%	1.25%	1.73%
Portfolio turnover rate	24%	18%	11%	20%	14%

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	45

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Focus Fund (Investor Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.89	$14.77	$13.71	$11.83	$11.70
Income from investment operations:
Net investment income (loss)	0.18	0.16	0.13	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.80)	(1.20)	1.71	1.88	1.46

Total from investment operations	(0.62)	(1.04)	1.84	2.01	1.59

Distributions to shareholders:
Dividends from net investment income	(0.14)	(0.13)	(0.11)	(0.13)	(0.13)
Distributions from capital gains	—	(0.71)	(0.67)	—	(1.33)

Total distributions	(0.14)	(0.84)	(0.78)	(0.13)	(1.46)

Net asset value, end of year	$12.13	$12.89	$14.77	$13.71	$11.83
Total return	(4.91)%	(6.86)%	14.26%	17.09%	14.59%

Supplemental data and ratios:
Net assets, end of year, in thousands	$31,852	$40,770	$44,964	$40,607	$36,173
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	1.25%	1.23%	1.20%	1.19%	1.35%
Ratio of net investment income to average net assets, including waivers	1.23%	1.30%	0.98%	0.93%	1.23%
Ratio of net investment income to average net assets, excluding waivers	0.98%	1.07%	0.78%	0.74%	0.88%
Portfolio turnover rate	22%	18%	27%	35%	20%

	Year ended September 30
Ariel Focus Fund (Institutional Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.89	$14.77	$13.69	$11.81	$11.71
Income from investment operations:
Net investment income (loss)	0.19	0.19	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.78)	(1.20)	1.71	1.89	1.46

Total from investment operations	(0.59)	(1.01)	1.88	2.04	1.61

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.16)	(0.13)	(0.16)	(0.18)
Distributions from capital gains	—	(0.71)	(0.67)	—	(1.33)

Total distributions	(0.16)	(0.87)	(0.80)	(0.16)	(1.51)

Net asset value, end of year	$12.14	$12.89	$14.77	$13.69	$11.81

Total return	(4.69)%	(6.56)%	14.54%	17.40%	14.83%

Supplemental data and ratios:
Net assets, end of year, in thousands	$12,732	$15,552	$20,929	$14,378	$11,618
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.89%	0.89%	0.86%	0.90%	1.08%
Ratio of net investment income to average net assets, including waivers	1.47%	1.54%	1.24%	1.18%	1.48%
Ratio of net investment income to average net assets, excluding waivers	1.33%	1.40%	1.13%	1.03%	1.15%
Portfolio turnover rate	22%	18%	27%	35%	20%

The accompanying notes are an integral part of the financial statements.
46	SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel International Fund (Investor Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.42	$13.91	$14.23	$13.21	$12.17
Income from investment operations:
Net investment income (loss)	0.36	0.79	0.37	0.26	0.14
Net realized and unrealized gain (loss) on investments	0.12	(1.13)	(0.44)	0.96	0.93

Total from investment operations	0.48	(0.34)	(0.07)	1.22	1.07

Distributions to shareholders:
Dividends from net investment income	(0.22)	(0.12)	(0.10)	(0.17)	(0.02)
Distributions from capital gains	—	(0.03)	(0.15)	(0.03)	(0.01)

Total distributions	(0.22)	(0.15)	(0.25)	(0.20)	(0.03)

Net asset value, end of year	$13.68	$13.42	$13.91	$14.23	$13.21

Total return	3.57%	(2.39)%	(0.49)%	9.55%	8.76%

Supplemental data and ratios:
Net assets, end of year, in thousands	$21,877	$24,849	$54,169	$70,616	$72,200
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.13%	1.15%(a)	1.25%
Ratio of expenses to average net assets, excluding waivers	1.33%	1.32%	1.31%	1.32%	1.52%
Ratio of net investment income to average net assets, including waivers	1.69%	1.94%	1.80%	1.79%	1.94%
Ratio of net investment income to average net assets, excluding waivers	1.49%	1.75%	1.62%	1.62%	1.67%
Portfolio turnover rate	24%	20%	8%	23%	27%

	Year ended September 30
Ariel International Fund (Institutional Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.18	$13.68	$13.99	$13.00	$11.96
Income from investment operations:
Net investment income (loss)	0.29	0.29	0.23	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.20	(0.60)	(0.26)	1.05	0.87

Total from investment operations	0.49	(0.31)	(0.03)	1.23	1.07

Distributions to shareholders:
Dividends from net investment income	(0.28)	(0.16)	(0.13)	(0.21)	(0.02)
Distributions from capital gains	—	(0.03)	(0.15)	(0.03)	(0.01)

Total distributions	(0.28)	(0.19)	(0.28)	(0.24)	(0.03)

Net asset value, end of year	$13.39	$13.18	$13.68	$13.99	$13.00

Total return	3.74%	(2.13)%	(0.17)%	9.80%	8.98%

Supplemental data and ratios:
Net assets, end of year, in thousands	$599,770	$722,616	$620,017	$431,341	$120,904
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.88%	0.89%(a)	1.00%
Ratio of expenses to average net assets, excluding waivers	0.96%	0.93%	0.93%	0.95%	1.10%
Ratio of net investment income to average net assets, including waivers	1.98%	2.49%	2.23%	2.52%	2.41%
Ratio of net investment income to average net assets, excluding waivers	1.90%	2.44%	2.18%	2.46%	2.31%
Portfolio turnover rate	24%	20%	8%	23%	27%

(a)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	47

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Global Fund (Investor Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.40	$16.48	$16.05	$14.60	$13.11
Income from investment operations:
Net investment income (loss)	0.27	0.32	0.19	0.22	0.12
Net realized and unrealized gain (loss) on investments	0.38	(0.92)	0.94	1.60	1.48

Total from investment operations	0.65	(0.60)	1.13	1.82	1.60

Distributions to shareholders:
Dividends from net investment income	(0.31)	(0.32)	(0.16)	(0.21)	(0.11)
Distributions from capital gains	(0.38)	(0.16)	(0.54)	(0.16)	—

Total distributions	(0.69)	(0.48)	(0.70)	(0.37)	(0.11)

Net asset value, end of year	$15.36	$15.40	$16.48	$16.05	$14.60

Total return	4.23%	(3.41)%	7.38%	12.87%	12.26%

Supplemental data and ratios:
Net assets, end of year, in thousands	$10,733	$12,159	$14,798	$11,459	$9,275
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.13%	1.15%(a)	1.25%
Ratio of expenses to average net assets, excluding waivers	1.46%	1.44%	1.46%	1.42%	1.70%
Ratio of net investment income to average net assets, including waivers	1.61%	1.85%	1.60%	1.66%	1.34%
Ratio of net investment income to average net assets, excluding waivers	1.28%	1.54%	1.27%	1.39%	0.90%
Portfolio turnover rate	23%	29%	11%	24%	31%

	Year ended September 30
Ariel Global Fund (Institutional Class)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.92	$15.98	$15.57	$14.21	$12.81
Income from investment operations:
Net investment income (loss)	0.21	0.39	0.24	0.25	0.20
Net realized and unrealized gain (loss) on investments	0.45	(0.93)	0.89	1.55	1.40

Total from investment operations	0.66	(0.54)	1.13	1.80	1.60

Distributions to shareholders:
Dividends from net investment income	(0.33)	(0.36)	(0.18)	(0.28)	(0.20)
Distributions from capital gains	(0.38)	(0.16)	(0.54)	(0.16)	—

Total distributions	(0.71)	(0.52)	(0.72)	(0.44)	(0.20)

Net asset value, end of year	$14.87	$14.92	$15.98	$15.57	$14.21

Total return	4.48%	(3.18)%	7.63%	13.10%	12.56%

Supplemental data and ratios:
Net assets, end of year, in thousands	$95,229	$73,724	$119,609	$89,898	$73,166
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.88%	0.90%(a)	1.00%
Ratio of expenses to average net assets, excluding waivers	1.01%	0.99%	0.98%	1.01%	1.14%
Ratio of net investment income to average net assets, including waivers	1.93%	2.07%	1.88%	1.91%	1.60%
Ratio of net investment income to average net assets, excluding waivers	1.80%	1.96%	1.78%	1.80%	1.47%
Portfolio turnover rate	23%	29%	11%	24%	31%

(a)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.
48	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/20

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class. The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after September 30, 2020 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ARIELINVESTMENTS.COM	49

Notes to the financial statements	09/30/20

The following tables summarize the inputs used as of September 30, 2020, in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$1,584,587,467	$964,340,040	$44,584,753
Level 2	—	—	—
Level 3	—	—	—

Total investments	$1,584,587,467	$964,340,040	$44,584,753

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$167,004,747	$—	$—	$167,004,747
Consumer discretionary & services	57,990,381	—	—	57,990,381
Consumer staples	78,504,814	—	—	78,504,814
Energy	4,430,997	—	—	4,430,997
Financial services	59,173,348	—	—	59,173,348
Health care	93,972,563	—	—	93,972,563
Industrials	12,616,278	—	—	12,616,278
Real estate	4,285,972	—	—	4,285,972
Technology	18,970,438	—	—	18,970,438
Utilities	54,528,180	—	—	54,528,180

Total common stocks	$551,477,718	$—	$—	$551,477,718
Short-term investments	41,765,373	—	—	41,765,373

Total investments	$593,243,091	$—	$—	$593,243,091

Other financial instruments
Forward currency contracts^	$—	$(2,085,403)	$—	$(2,085,403)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$23,279,047	$—	$—	$23,279,047
Consumer discretionary & services	7,843,405	—	—	7,843,405
Consumer staples	7,629,259	1,419,785	—	9,049,044
Financial services	11,122,221	—	—	11,122,221
Health care	23,548,278	—	—	23,548,278
Industrials	828,407	—	—	828,407
Real estate	1,340,077	—	—	1,340,077
Technology	16,399,191	—	—	16,399,191
Utilities	3,767,112	—	—	3,767,112

Total common stocks	$95,756,997	$1,419,785	$—	$97,176,782
Short-term investments	6,679,069	—	—	6,679,069

Total investments	$102,436,066	$1,419,785	$—	$103,855,851

Other financial instruments
Forward currency contracts^	$—	$(105,296)	$—	$(105,296)

*	As of September 30, 2020, the Level 2 investments held were a security subject to fair valuation due to a market holiday and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

50	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/20

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE | INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2020 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Purchases	$407,192,788	$262,581,693	$11,205,531	$142,106,006	$36,154,068
Sales	660,811,384	496,698,774	17,953,466	280,466,359	20,966,627

ARIELINVESTMENTS.COM	51

Notes to the financial statements	09/30/20

NOTE FOUR | INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2017 – 2020), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2020 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,295,997,659	$719,298,005	$41,382,844	$554,438,333	$89,118,511

Gross unrealized appreciation	476,483,360	350,737,242	11,250,653	89,629,775	21,465,644

Gross unrealized depreciation	(187,893,552)	(105,695,207)	(8,048,744)	(50,792,539)	(6,725,141)

Net unrealized appreciation (depreciation)	$288,589,808	$245,042,035	$3,201,909	$38,837,236	$14,740,503

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Distributions to shareholders—Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency. Reclassifications recorded at September 30, 2020 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid-in-capital	$423,143	$—	$—	$—	$—

Undistributed net investment income (loss)	(390,386)	(1,288,449)	(15,880)	2,313,894	(679,427)

Accumulated net realized gain (loss)	(32,757)	1,288,449	15,880	(2,313,894)	679,427

Distributions —The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	09/30/20	09/30/19	09/30/20	09/30/19	09/30/20	09/30/19
Distributions from:
Ordinary income	$24,668,121	$23,085,014	$14,116,870	$20,849,905	$640,000	$645,000
Long-term capital gains	98,900,041	154,327,017	83,800,021	69,849,966	—	3,174,992

Total distributions	$123,568,162	$177,412,031	$97,916,891	$90,699,871	$640,000	$3,819,992

	Ariel International Fund		Ariel Global Fund
	09/30/20	09/30/19	09/30/20	09/30/19
Distributions from:
Ordinary income	$14,700,000	$8,300,000	$2,250,000	$3,045,985
Long-term capital gains	—	1,455,123	2,480,820	874,966

Total distributions	$14,700,000	$9,755,123	$4,730,820	$3,920,951

52	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/20

The components of accumulated earnings at September 30, 2020 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$3,758,748	$4,518,878	$254,563	$11,466,171	$998,222
Undistributed long-term capital gains	83,463,572	92,781,769	699,525	—	—

Tax accumulated earnings	87,222,320	97,300,647	954,088	11,466,171	998,222
Accumulated capital and other losses	—	—	—	(39,610,992)	(2,297,127)
Unrealized appreciation (depreciation)	288,589,808	245,042,035	3,201,909	39,046,553	14,760,412

Total accumulated earnings	$375,812,128	$342,342,682	$4,155,997	$10,901,732	$13,461,507

At September 30, 2020, short-term and long-term capital losses of $3,562,201 and $36,048,791, respectively, incurred by Ariel International Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

At September 30, 2020, short-term and long-term capital losses of $361,261 and $1,935,866, respectively, incurred by Ariel Global Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

On June 28, 2019 Ariel Fund acquired the assets of Ariel Discovery Fund through a tax-free reorganization. Pursuant to IRS Code Sections 381 & 382, Ariel Fund is limited as to how much of Ariel Discovery Fund’s capital loss carry-forward it can use to offset its net capital gains on an annual basis. The annual limitation available to Ariel Fund is $423,143. During the tax year ended September 30, 2020, the Ariel Fund utilized $423,143 of its capital loss carry-forward.

NOTE FIVE | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—
Over $30 million	1.00%	1.00%	—	—
On average daily net assets	—	—	1.00%	0.75%
Expiration of waivers*	—	—	2021	2021

ARIELINVESTMENTS.COM	53

Notes to the financial statements	09/30/20

	Ariel International Fund		Ariel Global Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets	1.13%	0.88%	1.13%	0.88%
Expiration of waivers*	2021	2021	2021	2021

* Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2020 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$2,816,148	$2,185,630	$93,765	$55,086	$28,456
Paid to broker/dealers	2,165,675	1,623,571	50,808	44,822	18,656

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX | FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the Volume of forward currency contracts measured by the number of trades during the year, and the Average notional value of the forward currency contracts for the year ended September 30, 2020 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$2,237,685	$(588,832)
Change in net unrealized appreciation (depreciation) on forward currency contracts	$(783,596)	$(107,698)
Volume of forward currency contracts	123	100
Average notional value of forward currency contracts	$7,833,280	$708,810

Complete lists of forward currency contracts open as of September 30, 2020 are included in the Schedules of Investments for the respective Fund.

54	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/20

NOTE SEVEN | TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2020, with securities that are or were affiliated companies:

	Share activity				Year ended September 30, 2020

Security name	Balance September 30, 2019	Purchases	Sales	Balance September 30, 2020	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Meredith Corp. (Consumer discretionary) ^	1,010,281	1,971,133	—	2,981,414	$—	$1,755,951	$—	$(44,228,287)	—%

MSG Networks, Inc. (Consumer discretionary) ^	3,692,684	1,609,505	167,700	5,134,489	—	—	(1,700,238)	(27,028,622)	—

U.S. Silica Holdings, Inc. (Basic materials)	5,143,389	334,495	—	5,477,884	16,433,652	451,925	—	(35,328,693)	1.0

					$16,433,652	$2,207,876	$(1,700,238)	$(106,585,602)	1.0%

^This security is no longer deemed to be an affiliate of the Fund as of September 30, 2020.

NOTE EIGHT | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate.

For the year ended September 30, 2020, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate

Ariel Fund	$1,169,457	3	2.11%

Ariel Appreciation Fund	381,644	5	2.09%

Ariel Focus Fund	584,098	7	1.06%

Ariel International Fund	16,774,729	1	1.08%

NOTE NINE | CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus remains uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

ARIELINVESTMENTS.COM	55

Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Ariel Investment Trust as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 13, 2020

We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.

56	SLOW AND STEADY WINS THE RACE

Important supplemental information	09/30/20 (UNAUDITED)

2020 TAX INFORMATION

The following information for the fiscal year ended September 30, 2020 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$98,900,041	$83,800,021	$—	$—	$2,480,820
Dividends received deduction % for corporate shareholders	82%	100%	100%	11%	52%

* Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2021. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund
Creditable foreign taxes paid	$1,671,112	$132,794
Per share amount	$0.0360	$0.0187
Portion of ordinary income distribution derived from foreign sourced income*	89.40%	60.26%

* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

ARIELINVESTMENTS.COM	57

Fund expense example	09/30/20 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2020 -September 30, 2020.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)

Fund and return	Beginning account value 04/01/20	Ending account value 09/30/20	Expenses paid during period*	Ending account value 09/30/20	Expenses paid during period*	Annualized expense ratio*
Ariel Fund
Investor Class	$1,000.00	$1,289.40	$5.95	$1,019.80	$5.25	1.04%
Institutional Class	1,000.00	1,291.50	4.18	1,021.35	3.69	0.73%

Ariel Appreciation Fund
Investor Class	$1,000.00	$1,267.10	$6.52	$1,019.25	$5.81	1.15%
Institutional Class	1,000.00	1,268.70	4.82	1,020.75	4.29	0.85%

Ariel Focus Fund
Investor Class	$1,000.00	$1,309.90	$5.77	$1,020.00	$5.05	1.00%
Institutional Class	1,000.00	1,312.40	4.34	1,021.25	3.79	0.75%

Ariel International Fund
Investor Class	$1,000.00	$1,142.90	$6.05	$1,019.35	$5.70	1.13%
Institutional Class	1,000.00	1,144.40	4.72	1,020.60	4.45	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$1,131.10	$6.02	$1,019.35	$5.70	1.13%
Institutional Class	1,000.00	1,132.50	4.69	1,020.60	4.45	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

58	SLOW AND STEADY WINS THE RACE

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 71	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 69	Trustee, Member of Management Contracts and Governance Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019; Governance Committee since 2020	Partner, Covington & Burling since 2015; U.S. Attorney General, 2009 to 2015
Christopher G. Kennedy Age: 57	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 54	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2016
William M. Lewis, Jr. Age: 64	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007; Member of Management Contracts Committee since 2007; Governance Committee Chair since 2019 (member since 2018)	Managing Director and Co-Chair of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 60	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.
James M. Williams Age: 72	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 98 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 51	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.
John W. Rogers, Jr. Age: 62	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chair, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; The New York Times Company

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	59

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 62	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008
Wendy D. Fox Age: 58	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 61	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

The accompanying notes are an integral part of the financial statements.
60	SLOW AND STEADY WINS THE RACE

IMPORTANT DISCLOSURES

Risks of investing in the Funds

Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

ARIELINVESTMENTS.COM 61

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

62	SLOW AND STEADY WINS THE RACE

A special note to our shareholders

Your privacy is protected

At Ariel, we are committed to maintaining the confidentiality of your personal financial information. We do not sell your personal information and we do not disclose such information except as permitted or required by law, or as described below. The Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Personal information that is collected from you, your representative, or other organizations, either on paper or online, may include your name and address, Social Security number or tax identification number, bank information, date of birth, investment activity and goals, account balances, transaction history, income, assets, and other confidential information.

This information is used by the Funds, or the service providers we retain, to assist us in our efforts. This may include processing transactions, servicing and maintaining your account, responding to inquiries, developing, evaluating and marketing products and services to you, or fulfilling legal and regulatory requirements. For example, we provide your personal information to the transfer agent that maintains your account records, or to companies for the purposes of printing and mailing your account statements, shareholder reports, and other information about our products and services. We may also disclose information about you at your request (i.e., sending duplicate account statements to someone you designate).

Finally, in order to improve functionality, online tools and content, the Funds may gather web-specific information to better serve you. To help us evaluate and develop new online materials, we may disclose this information to our service providers. Our technologies do not identify you by name or by account number.

ARIELINVESTMENTS.COM 63

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

•	linkedin.com/company/ariel-investments

•	instagram.com/arielinvestments

•	twitter.com/arielinvests

What’s inside

●	The Comeback Kids Co-CEOs John W. Rogers, Jr. and Mellody Hobson show us, from their investing vantage point, how today’s environment is ripe for small-and mid-sized companies to truly shine.

●	In Position Vice Chairman, Charlie Bobrinskoy, prepares for an economy with higher inflation, higher interest rates and market recognition of the intrinsic value in Ariel’s holdings.

●	Active Investing Learn how Rupal Bhansali, Chief Investment Officer, perceives a highly polarized market as potential for future gains.

●	Company Spotlights Read about Credicorp, FLIR Systems, National Oilwell Varco and Vail Resorts to understand Ariel’s investment theses and long-term value propositions.

Slow and steady wins the race.	TPI (67,000) ©II/20 AI–03

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielinvestments.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, were $182,798 and $51,200.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2020 and September 30, 2019, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, were $35,715 and $24,960.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2020 and September 30, 2019, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2020 and September 30, 2019, were $0 and $0.

For the twelve month periods ended September 30, 2020 and September 30, 2019, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2020 and September 30, 2019, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $35,715 and $24,960, respectively.

For the twelve month periods ended September 30, 2020 and September 30, 2019, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 20, 2020

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 20, 2020